UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08352

LKCM Funds

(Exact name of Registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

LKCM International Equity Fund

Annual Report

December 31, 2022

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds for indicated periods ended December 31, 2022:

Funds	Inception Date	NAV @ 12/31/22	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/22	Five Year Average Annualized Return Ended 12/31/22	Ten Year Average Annualized Return Ended 12/31/22	Avg. Annual Total Return Since Incept.
LKCM Small Cap Equity Fund	07/14/1994	$16.37	1.00%	1.03%	-22.11%	6.82%	8.20%	9.82%
Russell 2000® Index(1)					-20.44%	4.13%	9.01%	8.62%
LKCM Small-Mid Cap Equity Fund	05/02/2011	$7.88	1.00%	1.74%	-22.12%	6.99%	8.32%	6.79%
Russell 2500® Index(2)					-18.37%	5.89%	10.03%	8.78%
LKCM Equity Fund	01/03/1996	$30.99	0.80%	0.96%	-15.44%	9.82%	11.28%	8.86%
S&P 500® Index®(3)					-18.11%	9.42%	12.56%	8.99%
LKCM Balanced Fund	12/30/1997	$24.29	0.80%	0.96%	-13.84%	6.19%	8.22%	6.55%
S&P 500® Index(3)					-18.11%	9.42%	12.56%	7.64%
Bloomberg U.S. Intermediate
Government/Credit Bond Index(4)					-8.23%	0.73%	1.12%	3.77%
LKCM Fixed Income Fund	12/30/1997	$10.10	0.50%	0.78%	-5.63%	0.72%	1.11%	3.60%
Bloomberg U.S. Intermediate
Government/Credit Bond Index(4)					-8.23%	0.73%	1.12%	3.77%
LKCM International Equity Fund	05/01/2019	$11.08	1.00%	1.40%	-20.51%	NA	NA	4.37%
MSCI/EAFE® Index(5)					-14.01%	NA	NA	3.23%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if Luther King Capital Management Corporation, the Funds’ investment adviser, had not waived a portion of its management fee and/or reimbursed certain expenses of the Funds. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Funds. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Funds’ investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of each Fund to maintain the expense ratios designated in the Funds’ prospectus through May 1, 2023. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance, which is based on the net expense ratio, reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. LKCM waived management fees and/or reimbursed expenses for each Fund during the fiscal year ended December 31, 2022.

**	Expense ratios above are as reported in the Funds’ current prospectus dated May 1, 2022. Expense ratios reported for other periods in the financial highlights of this report may differ.
(1)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(2)	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
(3)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

(4)

The Bloomberg U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

(5)

The Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI/EAFE® Index”) is an unmanaged index composed of large-cap and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East. The MSCI/EAFE® Index is a recognized international index and is weighted by market capitalization.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

2022 Review

Following two tumultuous years, the global economy entered 2022 with what appeared to be new strength. Inflation was accelerating, but markets generally expected the Federal Reserve to raise its benchmark interest rate by a modest amount over the course of the year to help bring inflation down. The decision by Russia to invade Ukraine on February 24th sent shockwaves through global markets as the price of gold, wheat, crude oil, and natural gas soared. By the end of the first quarter of 2022 economic momentum was waning under the weight of the Ukrainian invasion, persistent inflation, and the emergence of the Omicron variant of the COVID-19 virus which closed the world’s largest container port in Shanghai, among other disruptive effects.

Gross Domestic Product (GDP) readings for the first half of 2022 suggested to us that the U.S. economy was either in a recession, or on the cusp of one. Real GDP declined at an annual rate of 1.6% and 0.6% in the first and second quarters of 2022, respectively. In contrast, the U.S. economy grew in the third quarter of 2022 as measured by real GDP, expanding at an annual rate of 3.2%, which appears driven by a narrowing trade deficit, an increase in consumer spending, and U.S. government outlays. There has only been one other episode in the post-World War II period in which two consecutive quarters of negative real GDP were not associated with a recession – the second and third quarters of 1947, as the U.S. economy was adjusting to the post war era. Employment expanded, and the unemployment rate averaged 3.6% in 1947, similar to the current tight labor market. The official recession dating organization, the National Bureau of Economic Research, has not yet labeled the first half of 2022 a recession and is unlikely to do so in our opinion because the period did not fully exhibit the breadth of economic softness typically associated with a recession. For example, in our view gross domestic income and robust job growth in the first half of 2022 were inconsistent with historical recessionary conditions.

In June 2022, inflation as measured by the Consumer Price Index reached a high of 9.1%, reminiscent of the late 1970s and early 1980s. Following a 0.25% interest rate hike in March 2022 and a 0.50% increase in May 2022, the Federal Reserve raised its benchmark interest rate by 0.75% in June 2022. We think that Federal Reserve Chair Jerome Powell put it best in late June 2022 when he said, “I think we now understand better how little we understand about inflation.” In the final nine months of 2022, the Federal Reserve raised its benchmark rate by 4.25%, the largest calendar year increase since 1973. We have twice witnessed more rapid tightening, and it did not end well for the economy in either instance. During the 1979-1980 period, the Volcker-led Federal Reserve increased its benchmark rate from 11.5% in October 1979 to 20.0% by March 1980, or 8.5% in just six months. Following a short period of easing, the Federal Reserve once again had to tighten monetary policy, moving its benchmark rate from 9.5% in August 1980 to 20.0% by that December. A recession ensued in both episodes, although this action appeared necessary to subdue double-digit inflation expectations at the time. This tightening process, though painful, ultimately set-up an extraordinary period of positive returns in both the equity and bond markets.

The Federal Reserve’s hawkish stance during 2022 had a profound impact on the bond market and the U.S. dollar. The 2-Year Treasury note, which is very sensitive to shifts in monetary policy, rose nearly 4.00% to a peak of 4.72% in early November 2022 before settling back to 4.43% at year-end. While inflation inherently erodes the purchasing power of a dollar, in nominal terms the U.S. dollar strengthened dramatically in 2022 versus its major trading partners. This strengthening resulted in an earnings headwind for U.S. multinational companies that generate significant international earnings. We believe this headwind should ease in the coming year, as central banks and governments around the world have increased interest rates and conducted foreign exchange interventions that we believe will increase the value of their own currencies relative to the U.S. dollar.

2022 was a bruising year for the capital markets. Stock and bond prices fell in unison as the Federal Reserve battled inflation. Long-dated bonds fared the worst with the price of the 30-Year Treasury bond falling 33.4%. The Standard & Poor’s 500 Index had its worst performance since 2008, declining 18.1%, with only two of the eleven sectors of the market, Energy and Utilities, finishing with positive returns. The equity market results were also very dramatic, with value stocks outperforming growth stocks by the second widest margin since 1979. The technology-laden NASDAQ Composite Index, which had dominated the stock market leadership since the market recovery began in May 2020, fell 32.5% in 2022.

2023 Outlook

We believe that the new year is likely to be worse for the U.S. economy, but better for the financial markets. In our view the economy continues to pass successive signposts that suggest that the ultimate destination is a recession. A deeply inverted yield curve, cascading leading economic indicators, and a sharp decline in housing activity have all historically portended a recession. We believe there are still some signposts potentially just over the horizon that would cement our recession outlook, including a meaningful increase in the low unemployment rate of 3.5%, which remains at half century lows.

We believe that much of what the U.S. economy will be digesting in the year ahead is the substantial monetary tightening that occurred in the last nine months of 2022. The time lag between changes in monetary policy and its impact on the real economy has historically been roughly one year. As a result, we believe the brunt of last year’s monetary tightening still lies ahead for the economy. Higher interest rates generally work through two primary channels. First, higher interest rates generally stifle areas of the economy that are most sensitive to changes in the cost of borrowing, such as housing, auto sales, and business capital spending. Second, declines in demand for goods in the interest rate sensitive parts of the economy generally result in lower wages for workers in those industries, and in some cases other workers lose their jobs entirely.

We believe the potential recession has been labeled the most anticipated recession in memory, but several factors appear to be delaying its onset. First, job openings remain elevated with 1.7 job openings per unemployed worker, nearly 50% higher than December 2019. The ability of workers to quickly find new employment opportunities generally pushes wages higher and keeps the unemployment rate lower. Second, after contracting for five sequential quarters, aggregate real disposable personal income rebounded in the second half of 2022. We believe it is highly unusual for real wages to decline when unemployment is this historically low. In our view, as inflation continues to fall, real wage growth should remain positive, even if nominal wage growth decelerates. Finally, it appears that U.S. households generally remain flush with savings, despite declines in the savings rates and increases in consumer credit balances.

If a recession does arrive in 2023, we believe that it will most likely be relatively mild. In our view, the characterization of a recession in 2023 would likely be an “earnings” recession rather than a “balance sheet” recession, which is an important distinction. The Great Financial Crisis that began in 2007 was a recession during which severe damage occurred to both household and business balance sheets. That adverse environment ultimately forced individuals and businesses to save more while consuming and investing less in order to deleverage. In our view, that period demonstrates the economy historically contracts more in balance sheet recessions and takes longer for growth to reemerge, in part because credit creation is slower to rebound. In contrast, we believe that earnings recessions are typically more shallow in nature as the economic damage is generally less pervasive.

We believe there also is a case for avoiding a recession in the coming year, but it will likely require the labor market, consumer spending, and the Federal Reserve to each strike the right balance in order to achieve an economic “soft landing.” In our view, the labor market is now the most important factor in shaping the Federal Reserve’s deliberations over interest rate policy in the coming year. The annual pace of consumer inflation, as measured by the Consumer Price Index, has fallen each month since its June 2022 peak of 9.1%. We believe the downward trajectory is partially attributable to deflation in the price of goods, helped by easing supply constraints and a shift in spending towards services. In addition, we believe the housing component of services is currently putting upward pressure on inflation. We believe that falling goods prices and a roll-over in shelter prices could push inflation lower still in the coming year. However, there is considerable risk that inflation readings settle uncomfortably short of the Federal Reserve’s stated 2.0% target. In our view, narrowing this gap in inflation from the 4.0%-5.0% range to the Federal Reserve’s 2.0% target would require the upward pressure on services prices, other than housing, to significantly ease. Unfortunately, we believe that achieving this critical step will likely require bringing the supply and demand for labor back in balance.

We are more optimistic in our outlook for the financial markets than the economy. We believe the entire decline in the Standard & Poor’s 500 Index in 2022 was attributable to the compression of the Price/Earnings ratio, as corporate earnings likely expanded between 4.0%-5.0% for the year. It appears that the Price/Earnings ratio fell last year in response to higher interest rates, wider credit spreads, and recession fears. We believe the year ahead has the potential to be the inverse of 2022. We currently expect corporate earnings to decline in 2023, while the Price/Earnings ratio may ultimately expand as credit spreads begin to normalize. In our view, it is not unusual for the stock market to begin to move higher roughly a year before corporate earnings bottom. Finally, we believe it is historically rare for the Standard & Poor’s 500 Index to post consecutive years of negative returns. In the intervening seventy-seven years since the end of World War II, the market recorded negative returns in twenty-one of those years. In only three instances (1973-1974, 2000-2001, 2001-2002) has the market declined in successive years. Taken as a whole, we anticipate a more favorable market environment in 2023 as prices begin to discount future earnings on better outlooks for interest rates and credit spreads.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund returned -22.11% for the year ended December 31, 2022, as compared to the -20.44% return for the Russell 2000® Index, the Fund’s benchmark. The Fund’s relative performance benefited from sector allocation decisions, particularly being overweight the Energy sector and being underweight the Real Estate and Healthcare sectors relative to the benchmark. Stock selection decisions in the Industrials, Information Technology and Healthcare sectors detracted from the Fund’s relative performance, which was partially offset by stock selection decisions in the Communication Services, Consumer Staples and Energy sectors. Although the Fund maintains holdings in both growth-oriented and value-oriented companies, the Fund’s tilt towards growth-oriented companies detracted from the Fund’s relative performance during the year. In addition, the Fund’s focus on companies that we believe are higher quality detracted from the Fund’s relative performance during the year, as lower quality companies generally outperformed higher quality companies during the year. We anticipate that the Fund will continue to work towards a balanced approach of higher quality growth-oriented companies and value-oriented companies and believe that the Fund is well-positioned for 2023.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund returned -22.12% for the year ended December 31, 2022, as compared to the -18.37% return for the Russell 2500® Index, the Fund’s benchmark. The Fund’s relative performance benefited from its overweight position in the Energy sector, which was partially offset by the Fund’s overweight position in the Communication Services sector and underweight position in the Utilities sector. Stock selection decisions in the Healthcare, Real Estate and Materials sectors detracted from the Fund’s relative performance, which was partially offset by stock selection decisions in the Financials and Consumer Staples sectors. Although the Fund maintains holdings in both growth-oriented and value-oriented companies, the Fund’s tilt towards growth-oriented companies detracted from the Fund’s relative performance during the year. In addition, the Fund’s focus on companies that we believe are higher quality detracted from the Fund’s relative performance during the year, as lower quality companies generally outperformed higher quality companies during the year. The Fund continues to implement an investment strategy that focuses on companies that we believe are higher quality, and we believe the Fund is well-positioned for 2023.

LKCM Equity Fund

The LKCM Equity Fund returned -15.44% for the year ended December 31, 2022, as compared to the -18.11% return for the S&P 500® Index, the Fund’s benchmark. The Fund’s overweight positions in the Industrials and Energy sectors and underweight positions in the Communication Services and Consumer Discretionary sectors benefited the Fund’s relative performance, which was partially offset by the Fund’s underweight position in the Utilities sector. Stock selection decisions in the Healthcare and Information Technology sectors detracted from the Fund’s relative performance, which was partially offset by stock selection decisions in the Materials sector. We remain confident in our investment strategy for the Fund that focuses on investments in companies that we believe are higher quality, which we believe will not be as negatively impacted as lower quality companies on a relative basis from the current interest rate environment, and we believe the Fund is well-positioned for 2023.

LKCM Balanced Fund

The LKCM Balanced Fund returned -13.84% for the year ended December 31, 2022 as compared to the -18.11% return for the S&P 500® Index and the -8.23% return for the Bloomberg U.S. Intermediate Government/Credit Bond Index. The equity portion of the Fund’s portfolio outperformed the S&P 500 Index and the fixed income portion of the portfolio outperformed the Bloomberg Intermediate Government/Credit Bond Index during the year. The Fund’s equity portfolio benefited from being overweight the Energy sector and underweight the Consumer Discretionary sector relative to the benchmark, which was partially offset by the Fund’s underweight position in the Utilities sector. Stock selection decisions in the Healthcare and Energy sectors detracted from the relative performance of the Fund’s equity portfolio, which was partially offset by stock selection decisions in the Materials sector. The Fund’s fixed income portfolio benefited from its relatively short duration as compared to the benchmark and remains focused on higher quality intermediate corporate bonds. We believe the Fund is well-positioned for 2023.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund returned -5.63% for the year ended December 31, 2022 compared to its benchmark, the Bloomberg Intermediate Government/Credit Bond Index, which returned -8.23% for the year ended December 31, 2022. During 2022, negative returns permeated the bond market regardless of quality or tenor, although longer duration issues fared the worst as the Federal Reserve aggressively tightened monetary policy to reign in four-decade highs in inflation. Within this backdrop fixed income securities were negatively impacted by rising rates with shorter- duration fixed income securities outperforming their longer-duration counterparts, and higher quality fixed income securities outperforming lower quality counterparts. While the Fund’s defensive duration posture of approximately 2.8 years relative to the 3.8-year duration of the benchmark benefited the Fund’s relative performance, the Fund’s overweight position in corporate bonds detracted from relative performance as credit spreads widened. With inflation appearing to moderate, we think that the Federal Reserve may complete its tightening cycle during the first half of 2023. In this context, the Fund remains largely focused on investment-grade corporate bonds with strong underlying credit fundamentals in an effort to reduce credit risk and generate sustainable cash flow and a shorter-to-intermediate duration in an effort to mitigate interest rate risk.

LKCM International Equity Fund

The LKCM International Equity Fund returned -20.51% for the year ended December 31, 2022, as compared to the -14.01% return for the MSCI EAFE Index, the Fund’s benchmark. During this period, the Fund’s relative performance benefited from an overweight position in the Energy sector and an underweight position in the Real Estate sector, which was offset by the Fund’s overweight position in the Industrials and Information Technology sectors. The Fund’s relative performance benefited from positive stock selection in the Materials and Consumer Staples sectors, while stock selection in the Industrials and Healthcare sectors detracted from relative performance. The Fund continues to focus on higher quality companies with prospects for secular growth, as we believe these tend to outperform through market cycles. Inflation and interest rates were two major headwinds for international equities during the past year. Economic concerns also escalated with the Russian invasion of Ukraine, and the increased risks of deglobalization. As we move into 2023, we believe that deglobalization remains a concern, but that the impact of higher interest rates should start to subside as inflation decelerates. We think that these policy headwinds to capital markets during 2022 may lead to weaker fundamentals and economic data for international equities in the upcoming year. We also believe that, as this year progresses, China’s emergence from its “Zero Tolerance” COVID policy should provide an offset to the lagged impact of restrictive monetary policy. In our view, a global recession may develop, but we remain optimistic in a possible reacceleration during second half of the year.

J. Luther King, Jr., CFA, CIC

January 9, 2023

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 15-30 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Investments in equity securities are subject to market risks and significant fluctuations in value. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These and other risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings growth is not a measure of future performance.

Price-earnings ratio is the ratio of a company’s share price to the company’s earnings per share.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as S&P Global. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

NASDAQ Composite Index is a market capitalization weighted index of more than 3,000 stocks listed on the Nasdaq stock exchange.

Yield curve is a line that plots yields (interest rates) of fixed income securities having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity. An inverted yield curve signals that interest rates associated with fixed income securities with shorter maturities are higher than interest rates associated with fixed income securities with longer maturities.

Credit Spreads are the percentage point difference between yields of various classes of fixed income securities, including corporate bonds, compared to U.S. treasury bonds.

Must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, distributor.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Small Cap Equity Fund as of December 31, 2022 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Small-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2022)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Small Cap Equity Fund	-22.11%	6.82%	8.20%	9.82%
Russell 2000® Index	-20.44%	4.13%	9.01%	8.62%
Lipper Small-Cap Core Funds Index	-15.22%	5.48%	9.48%	9.47%
(1)	Annualized
(2)	July 14, 1994

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND

(for the ten years ended December 31, 2022)

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an unmanaged index generally considered representative of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Small-Mid Cap Equity Fund as of December 31, 2022 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Small-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2022)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Small-Mid Cap Equity Fund	-22.12%	6.99%	8.32%	6.79%
Russell 2500® Index	-18.37%	5.89%	10.03%	8.78%
Lipper Small-Cap Core Funds Index	-15.22%	5.48%	9.48%	8.17%
(1)	Annualized
(2)	May 2, 2011

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL-MID CAP EQUITY FUND

(for the ten years ended December 31, 2022)

The Russell 2500® Index is an unmanaged index consisting of the 2,500 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an unmanaged index generally considered representative of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Equity Fund as of December 31, 2022 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Large-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2022)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Equity Fund	-15.44%	9.82%	11.28%	8.86%
S&P 500® Index	-18.11%	9.42%	12.56%	8.99%
Lipper Large-Cap Core Funds Index	-17.00%	8.25%	11.39%	7.96%
(1)	Annualized
(2)	January 3, 1996

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM EQUITY FUND

(for the ten years ended December 31, 2022)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an unmanaged index generally considered representative of large cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Balanced Fund as of December 31, 2022 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Mixed-Asset Target Allocation Growth Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2022)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Balanced Fund	-13.84%	6.19%	8.22%	6.55%
S&P 500® Index	-18.11%	9.42%	12.56%	7.64%
Bloomberg U.S. Intermediate Government/Credit Bond Index	-8.23%	0.73%	1.12%	3.77%
Lipper Mixed-Asset Target Allocation Growth Funds Index	-15.88%	5.11%	7.51%	6.17%
(1)	Annualized
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM BALANCED FUND

(for the ten years ended December 31, 2022)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

The Bloomberg U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria; fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index generally considered representative of mutual funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Fixed Income Fund as of December 31, 2022 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Short Intermediate Investment-Grade Debt Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2022)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Fixed Income Fund	-5.63%	0.72%	1.11%	3.60%
Bloomberg U.S. Intermediate Government/Credit Bond Index	-8.23%	0.73%	1.12%	3.77%
Lipper Short Intermediate Investment-Grade Debt Funds Index	-6.03%	1.06%	1.25%	3.39%
(1)	Annualized
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM FIXED INCOME FUND

(for the ten years ended December 31, 2022)

The Bloomberg U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an unmanaged index generally considered representative of short intermediate investment grade mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM International Equity Fund as of December 31, 2022 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper International Large-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2022)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM International Equity Fund	-20.51%	NA	NA	4.37%
MSCI/EAFE® Index	-14.01%	NA	NA	3.23%
Lipper International Large-Cap Core Funds Index	-13.45%	NA	NA	2.44%
(1)	Annualized
(2)	May 1, 2019

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM INTERNATIONAL EQUITY FUND

(for the period from May 1, 2019 (inception date) to December 31, 2022)

The Morgan Stanley Capital International Europe, Australia, Far East Index (“MSCI/EAFE® Index”) is an unmanaged index composed of large-cap and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East. The MSCI/EAFE® Index is a recognized international index and is weighted by market capitalization.

The Lipper International Large-Cap Core Funds Index is an unmanaged index generally considered representative of large cap core mutual funds tracked by Lipper Inc.

LKCM Funds Expense Example — December 31, 2022

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/2022-12/31/2022).

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced, Fixed Income, and International Equity Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fifth and sixth columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio(1)	Beginning Account Value 07/01/2022	Ending Account Value 12/31/2022	Expenses Paid During Period(1)	Ending Account Value 12/31/2022	Expenses Paid During Period(1)
LKCM Small Cap Equity Fund	1.00%	$1,000.00	$1,035.60	$5.13	$1,020.16	$5.09
LKCM Small-Mid Cap Equity Fund	1.00%	$1,000.00	$996.90	$5.03	$1,020.16	$5.09
LKCM Equity Fund	0.80%	$1,000.00	$1,044.60	$4.12	$1,021.17	$4.08
LKCM Balanced Fund	0.80%	$1,000.00	$1,024.60	$4.08	$1,021.17	$4.08
LKCM Fixed Income Fund	0.50%	$1,000.00	$990.00	$2.51	$1,022.68	$2.55
LKCM International Equity Fund	1.00%	$1,000.00	$1,061.30	$5.20	$1,020.16	$5.09

(1)	Expenses are equal to the annualized net expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — December 31, 2022

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM International Equity Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

COMMON STOCKS - 95.3%	Shares	Value
Aerospace & Defense - 2.4%
Hexcel Corp.	35,640	$2,097,414
Mercury Systems, Inc. (a)	43,181	1,931,918

		4,029,332

Banks - 8.2%
Cadence Bank	115,551	2,849,488
Cullen/Frost Bankers, Inc.	21,566	2,883,374
Glacier Bancorp, Inc.	44,045	2,176,704
Pinnacle Financial Partners, Inc.	36,024	2,644,161
Seacoast Banking Corp. of Florida	41,346	1,289,582
Synovus Financial Corp.	57,000	2,140,350

		13,983,659

Beverages - 3.2%
Celsius Holdings, Inc. (a)	28,699	2,985,844
Primo Water Corp. (b)	161,428	2,508,591

		5,494,435

Biotechnology - 1.0%
Neogen Corp. (a)	115,822	1,763,969

Building Products - 3.1%
CSW Industrials, Inc.	17,908	2,076,074
PGT Innovations, Inc. (a)	102,087	1,833,483
Zurn Elkay Water Solutions Corp.	61,539	1,301,550

		5,211,107

Chemicals - 3.4%
Avient Corp.	40,000	1,350,400
Ecovyst, Inc. (a)	327,898	2,905,176
Ferroglobe Representation & Warranty Insurance Trust (a)(c)	302,970	—
Quaker Chemical Corp.	9,423	1,572,699

		5,828,275

Commercial Services & Supplies - 1.1%
Driven Brands Holdings Inc. (a)	68,607	1,873,657

Communications Equipment - 1.0%
Lumentum Holdings, Inc. (a)	31,294	1,632,608

Construction & Engineering - 1.8%
NV5 Global, Inc. (a)	23,342	3,088,614

Construction Materials - 0.9%
Eagle Materials, Inc.	11,980	1,591,543

Energy Equipment & Services - 2.6%
Weatherford International Plc (a)(b)	87,564	4,458,759

Food Products - 1.5%
Utz Brands, Inc.	160,077	2,538,821

Health Care Equipment & Supplies - 5.4%
Alphatec Holdings, Inc. (a)	268,373	3,314,407
Cerus Corp. (a)	490,057	1,788,708
Enovis Corp. (a)	42,751	2,288,033
STAAR Surgical Co. (a)	35,313	1,714,093

		9,105,241

COMMON STOCKS	Shares	Value
Health Care Providers & Services - 4.6%
HealthEquity, Inc. (a)	33,070	$2,038,435
Medpace Holdings, Inc. (a)	11,921	2,532,140
Progyny, Inc. (a)	53,847	1,677,334
R1 RCM Inc. (a)	145,000	1,587,750

		7,835,659

Hotels, Restaurants & Leisure - 5.0%
Everi Holdings, Inc. (a)	149,321	2,142,756
Playa Hotels & Resorts NV (a)(b)	271,591	1,773,489
Red Rock Resorts, Inc. - Class A	68,103	2,724,801
Wingstop, Inc.	12,970	1,784,932

		8,425,978

Insurance - 2.0%
Goosehead Insurance, Inc. - Class A (a)	44,992	1,545,025
Palomar Holdings, Inc. (a)	42,611	1,924,313

		3,469,338

Internet & Catalog Retail - 1.6%
Magnite, Inc. (a)	252,896	2,678,169

IT Consulting & Services - 2.1%
LiveRamp Holdings, Inc. (a)	70,760	1,658,614
Perficient Inc. (a)	25,676	1,792,955
Repay Holdings Corp. (a)	17,000	136,850

		3,588,419

IT Services - 1.2%
AvidXchange Holdings, Inc. (a)	198,300	1,971,102

Leisure Equipment & Products - 2.0%
Topgolf Callaway Brands Corp. (a)	116,026	2,291,513
YETI Holdings, Inc. (a)	25,763	1,064,270

		3,355,783

Machinery - 10.1%
Alamo Group, Inc.	17,287	2,447,839
Altra Industrial Motion Corp.	30,873	1,844,662
ESAB Corp.	65,544	3,075,324
Evoqua Water Technologies Corp. (a)	55,742	2,207,383
Generac Holdings, Inc. (a)	9,475	953,754
Helios Technologies, Inc.	35,609	1,938,554
ITT, Inc.	27,119	2,199,351
Watts Water Technologies, Inc. - Class A	17,681	2,585,493

		17,252,360

Marine - 1.8%
Kirby Corp. (a)	46,783	3,010,486

Media & Entertainment - 1.7%
Nexstar Media Group, Inc. - Class A	16,143	2,825,509

Oil, Gas & Consumable Fuels - 6.8%
CNX Resources Corp. (a)	181,606	3,058,245
HF Sinclair Corp.	56,574	2,935,625
Magnolia Oil & Gas Corp. - Class A	146,294	3,430,594
Northern Oil and Gas, Inc.	68,331	2,105,961

		11,530,425

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2022

COMMON STOCKS	Shares	Value
Personal Products - 1.5%
BellRing Brands, Inc. (a)	102,280	$2,622,459

Professional Services - 0.8%
Upwork, Inc. (a)	126,881	1,324,638

Real Estate Development - 0.7%
FirstService Corp.(b)	10,084	1,235,794

Software - 7.4%
Altair Engineering, Inc. - Class A (a)	40,296	1,832,259
Model N, Inc. (a)	64,217	2,604,642
Nutanix, Inc. (a)	97,933	2,551,155
Q2 Holdings, Inc. (a)	35,312	948,833
Sprout Social, Inc. - Class A (a)	38,591	2,178,848
Workiva Inc. (a)	30,171	2,533,459

		12,649,196

Software & Services - 0.6%
Alarm.com Holdings, Inc. (a)	22,430	1,109,836

Specialty Retail - 3.3%
Academy Sports & Outdoors, Inc.	53,473	2,809,471
Leslie’s, Inc. (a)	97,866	1,194,944
Petco Health & Wellness Co, Inc. (a)	164,000	1,554,720

		5,559,135

Technology Hardware, Storage & Peripherals - 1.3%
Avid Technology, Inc. (a)	85,339	2,269,164

Textiles, Apparel & Luxury Goods - 1.7%
Crocs, Inc. (a)	26,768	2,902,454

Thrifts & Mortgage Finance - 1.9%
Home BancShares, Inc.	138,526	3,157,008

Trading Companies & Distributors - 1.6%
Global Industrial Co.	65,847	1,549,380
Textainer Group Holdings Ltd. (b)	35,312	1,095,025

		2,644,405

TOTAL COMMON STOCKS (Cost $125,654,957)		162,017,337

REIT - 0.7%
Equity Real Estate Investment Trust (REIT) - 0.7%
Pebblebrook Hotel Trust	92,820	1,242,860

TOTAL REIT (Cost $1,858,861)		1,242,860

SHORT-TERM INVESTMENTS - 4.2%	Shares	Value
Money Market Funds - 4.2%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 4.21% (d)	5,120,413	$5,120,413
MSILF Government Portfolio, 4.11% (d)	1,955,328	1,955,328

		7,075,741

TOTAL SHORT-TERM INVESTMENTS (Cost $7,075,741)		7,075,741

Total Investments - 100.2% (Cost $134,589,559)		170,335,938
Liabilities in Excess of Other Assets - (0.2)%		(297,008)

TOTAL NET ASSETS - 100.0%		$170,038,930

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	Securities for which market quotations are not readily available. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. Level 3 security.
(d)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

COMMON STOCKS - 94.9%	Shares	Value
Aerospace & Defense - 3.0%
Axon Enterprise, Inc. (a)	2,737	$454,150

Banks - 4.1%
Cadence Bank	10,438	257,401
Cullen/Frost Bankers, Inc.	2,735	365,670

		623,071

Biotechnology - 4.5%
Charles River Laboratories International, Inc. (a)	836	182,165
Natera, Inc. (a)	2,776	111,512
Neogen Corp. (a)	25,397	386,796

		680,473

Building Products - 4.1%
Builders FirstSource, Inc. (a)	3,350	217,348
CSW Industrials, Inc.	2,050	237,656
Zurn Elkay Water Solutions Corp.	8,330	176,180

		631,184

Capital Markets - 2.9%
LPL Financial Holdings, Inc.	2,015	435,583

Chemicals - 3.2%
FMC Corp.	2,510	313,248
Quaker Chemical Corp.	1,028	171,573

		484,821

Commercial Services & Supplies - 2.4%
Driven Brands Holdings Inc. (a)	13,185	360,082

Construction & Engineering - 5.6%
AECOM	5,135	436,115
WillScot Mobile Mini Holdings Corp. (a)	9,210	416,016

		852,131

Construction Materials - 1.2%
Eagle Materials, Inc.	1,390	184,661

Electronic Equipment & Instruments - 1.6%
Trimble, Inc. (a)	4,704	237,834

Food Products - 1.9%
Utz Brands, Inc.	18,742	297,248

Health Care Equipment & Supplies - 2.6%
Enovis Corp. (a)	5,603	299,873
STAAR Surgical Co. (a)	2,076	100,769

		400,642

Health Care Providers & Services - 1.1%
Progyny, Inc. (a)	5,160	160,734

Hotels, Restaurants & Leisure - 1.5%
Wingstop, Inc.	1,674	230,376

Insurance - 3.0%
Goosehead Insurance, Inc. - Class A (a)	6,643	228,121
Palomar Holdings, Inc. (a)	5,087	229,729

		457,850

COMMON STOCKS	Shares	Value
IT Consulting & Services - 6.2%
Black Knight, Inc. (a)	4,900	$302,575
Broadridge Financial Solutions, Inc.	3,125	419,156
Perficient Inc. (a)	3,092	215,915

		937,646

IT Services - 4.0%
AvidXchange Holdings, Inc. (a)	23,050	229,117
FleetCor Technologies, Inc. (a)	2,035	373,789

		602,906

Leisure Equipment & Products - 3.2%
Pool Corp.	922	278,748
YETI Holdings, Inc. (a)	5,138	212,251

		490,999

Life Sciences Tools & Services - 0.4%
Stevanato Group SpA (b)	3,292	59,157

Machinery - 2.6%
ITT, Inc.	2,553	207,048
The Toro Co.	1,709	193,459

		400,507

Marine - 2.0%
Kirby Corp. (a)	4,790	308,236

Media - 1.2%
Cable One, Inc.	262	186,507

Media & Entertainment - 2.2%
Nexstar Media Group, Inc. - Class A	1,939	339,383

Metals & Mining - 1.9%
Reliance Steel & Aluminum Co.	1,427	288,882

Multiline Retail - 0.8%
Five Below, Inc. (a)	684	120,979

Oil, Gas & Consumable Fuels - 8.0%
Antero Resources Corp. (a)	4,451	137,937
CNX Resources Corp. (a)	22,086	371,928
Diamondback Energy Inc.	2,022	276,569
HF Sinclair Corp.	4,141	214,876
Marathon Oil Corp.	7,950	215,207

		1,216,517

Personal Products - 1.7%
BellRing Brands, Inc. (a)	9,955	255,246

Real Estate Development - 1.8%
FirstService Corp. (b)	2,245	275,125

Real Estate Management & Development - 3.1%
Colliers International Group, Inc. (b)	3,506	322,692
DigitalBridge Group, Inc.	13,352	146,071

		468,763

Software - 6.0%
Altair Engineering, Inc. - Class A (a)	3,950	179,607
Paylocity Holding Corp. (a)	1,744	338,789

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2022

COMMON STOCKS	Shares	Value
Software - 6.0%, Continued
Sprout Social, Inc. - Class A (a)	3,689	$208,281
Workiva Inc. (a)	2,269	190,528

		917,205

Specialty Retail - 3.6%
Academy Sports & Outdoors, Inc.	7,812	410,443
Leslie’s, Inc. (a)	11,730	143,223

		553,666

Textiles, Apparel & Luxury Goods - 1.3%
Tapestry, Inc.	5,386	205,099

Trading Companies & Distributors - 2.2%
Watsco, Inc.	1,370	341,678

TOTAL COMMON STOCKS (Cost $13,857,392)		14,459,341

REITS - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
Camden Property Trust	1,580	176,771

TOTAL REITS (Cost $268,252)		176,771

SHORT-TERM INVESTMENTS - 3.9%
Money Market Funds - 3.9%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 4.21% (c)	458,716	458,716
MSILF Government Portfolio, 4.11% (c)	138,959	138,959

		597,675

TOTAL SHORT-TERM INVESTMENTS (Cost $597,675)		597,675

Total Investments - 100.0% (Cost $14,723,319)		15,233,787
Liabilities in Excess of Other Assets - 0.0%		(111)

TOTAL NET ASSETS - 100.0%		$15,233,676

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

COMMON STOCKS - 94.2%	Shares	Value
Aerospace & Defense - 2.3%
Honeywell International Inc.	50,000	$10,715,000

Banks - 5.1%
Bank of America Corp.	160,000	5,299,200
Comerica, Inc.	100,000	6,685,000
Cullen/Frost Bankers, Inc.	65,000	8,690,500
Glacier Bancorp, Inc.	60,000	2,965,200

		23,639,900

Beverages - 3.9%
The Coca-Cola Co.	95,000	6,042,950
Keurig Dr Pepper, Inc.	110,000	3,922,600
PepsiCo, Inc.	45,000	8,129,700

		18,095,250

Biotechnology - 3.1%
Amgen, Inc.	28,000	7,353,920
Neogen Corp. (a)	450,000	6,853,500

		14,207,420

Chemicals - 7.3%
Air Products & Chemicals, Inc.	25,000	7,706,500
DuPont de Nemours, Inc.	85,000	5,833,550
Ecolab, Inc.	45,000	6,550,200
FMC Corp.	110,000	13,728,000

		33,818,250

Commercial Services & Supplies - 4.2%
Cintas Corp.	16,000	7,225,920
Waste Connections, Inc. (b)	90,000	11,930,400

		19,156,320

Computers & Peripherals - 2.7%
Apple Inc.	96,000	12,473,280

Construction Materials - 1.3%
Martin Marietta Materials, Inc.	18,000	6,083,460

Diversified Financials - 2.0%
JPMorgan Chase & Co.	68,000	9,118,800

Electrical Equipment & Instruments - 3.9%
Emerson Electric Co.	50,000	4,803,000
Franklin Electric Co., Inc.	85,000	6,778,750
Rockwell Automation, Inc.	25,000	6,439,250

		18,021,000

Electronic Equipment & Instruments - 2.3%
National Instruments Corp.	75,000	2,767,500
Trimble, Inc. (a)	150,000	7,584,000

		10,351,500

Electronic Equipment, Instruments & Components - 1.7%
Teledyne Technologies, Inc. (a)	20,000	7,998,200

Food Products - 0.9%
The Kraft Heinz Company	100,000	4,071,000

COMMON STOCKS	Shares	Value
Health Care Equipment & Supplies - 2.0%
Alcon, Inc. (b)	60,000	$4,113,000
Stryker Corp.	20,000	4,889,800

		9,002,800

Household Durables - 0.8%
Newell Brands, Inc.	290,000	3,793,200

Household Products - 2.5%
Kimberly-Clark Corp.	50,000	6,787,500
The Procter & Gamble Co.	30,000	4,546,800

		11,334,300

Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (a)	50,000	4,200,000

IT Consulting & Services - 1.1%
PayPal Holdings, Inc. (a)	70,000	4,985,400

Life Sciences Tools & Services - 3.6%
Danaher Corp.	35,750	9,488,765
Thermo Fisher Scientific, Inc.	13,000	7,158,970

		16,647,735

Machinery - 7.7%
Generac Holdings, Inc. (a)	35,000	3,523,100
IDEX Corp.	20,000	4,566,600
The Toro Co.	80,000	9,056,000
Valmont Industries, Inc.	35,000	11,573,450
Xylem, Inc.	60,000	6,634,200

		35,353,350

Marine - 1.5%
Kirby Corp. (a)	110,000	7,078,500

Media & Entertainment - 1.7%
Alphabet, Inc. - Class A (a)	90,000	7,940,700

Metals & Mining - 1.5%
Newmont Goldcorp Corp.	150,000	7,080,000

Oil & Gas & Consumable Fuels - 6.3%
Chevron Corp.	42,500	7,628,325
ConocoPhillips	100,000	11,800,000
Coterra Energy, Inc.	384,000	9,434,880

		28,863,205

Oil, Gas & Consumable Fuels - 0.5%
Kimbell Royalty Partners LP	130,000	2,171,000

Personal Products - 1.1%
The Estee Lauder Cos., Inc. - Class A	20,000	4,962,200

Pharmaceuticals - 5.1%
Merck & Co., Inc.	80,000	8,876,000
Pfizer Inc.	130,000	6,661,200
Zoetis, Inc.	53,500	7,840,425

		23,377,625

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2022

COMMON STOCKS	Shares	Value
Road & Rail - 1.2%
FTAI Infrastructure Inc.	200,000	$590,000
Union Pacific Corp.	24,000	4,969,680

		5,559,680

Semiconductor & Semiconductor Equipment - 0.7%
Intel Corp.	125,000	3,303,750

Software - 10.8%
Adobe, Inc. (a)	20,000	6,730,600
Microsoft Corp.	103,000	24,701,460
Oracle Corp.	120,000	9,808,800
Roper Technologies, Inc.	20,000	8,641,800

		49,882,660

Software & Services - 1.7%
Akamai Technologies, Inc. (a)	90,000	7,587,000

Specialty Retail - 2.1%
The Home Depot, Inc.	30,000	9,475,800

Trading Companies & Distributors - 0.7%
FTAI Aviation Ltd. (b)	200,000	3,424,000

TOTAL COMMON STOCKS (Cost $236,670,318)		433,772,285

SHORT-TERM INVESTMENTS - 5.8%
Money Market Funds - 5.8%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 4.21% (c)	13,858,917	13,858,917
MSILF Government Portfolio, 4.11% (c)	12,990,280	12,990,280

		26,849,197

TOTAL SHORT-TERM INVESTMENTS (Cost $26,849,197)		26,849,197

Total Investments - 100.0% (Cost $263,519,515)		460,621,482
Other Assets in Excess of Liabilities - 0.0%		20,370

TOTAL NET ASSETS - 100.0%		$460,641,852

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

COMMON STOCKS - 69.7%	Shares	Value
Aerospace & Defense - 2.2%
Honeywell International Inc.	5,700	$1,221,510
L3Harris Technologies, Inc.	5,850	1,218,029

		2,439,539

Banks - 3.8%
Bank of America Corp.	47,900	1,586,448
Cullen/Frost Bankers, Inc.	9,700	1,296,890
First Republic Bank/CA	6,000	731,340
Zions Bancorp N.A.	11,100	545,676

		4,160,354

Beverages - 2.5%
The Coca-Cola Co.	21,400	1,361,254
PepsiCo, Inc.	7,550	1,363,983

		2,725,237

Biotechnology - 1.3%
Charles River Laboratories International, Inc. (a)	5,250	1,143,975
Neogen Corp. (a)	20,000	304,600

		1,448,575

Chemicals - 6.9%
Air Products and Chemicals, Inc.	6,000	1,849,560
Corteva, Inc.	18,858	1,108,473
DuPont de Nemours, Inc.	12,658	868,719
Ecolab Inc.	5,700	829,692
FMC Corp.	12,400	1,547,520
Linde PLC (b)	3,900	1,272,102

		7,476,066

Commercial Services & Supplies - 3.0%
Cintas Corp.	2,700	1,219,374
Waste Connections, Inc. (b)	8,900	1,179,784
Waste Management, Inc.	5,250	823,620

		3,222,778

Communications Equipment - 0.9%
QUALCOMM, Inc.	9,000	989,460

Computers & Peripherals - 1.9%
Apple Inc.	15,950	2,072,383

Construction Materials - 1.0%
Martin Marietta Materials, Inc.	3,400	1,149,098

Diversified Financials - 2.8%
JPMorgan Chase & Co.	13,000	1,743,300
Moody’s Corp.	4,650	1,295,583

		3,038,883

Diversified Telecommunication Services - 0.9%
Verizon Communications Inc.	26,341	1,037,835

Electrical Equipment & Instruments - 1.8%
Emerson Electric Co.	8,800	845,328
Rockwell Automation, Inc.	4,175	1,075,355

		1,920,683

COMMON STOCKS	Shares	Value
Electronic Equipment & Instruments - 0.9%
Trimble Inc. (a)	19,750	$998,560

Electronic Equipment, Instruments & Components - 1.1%
Teledyne Technologies, Inc. (a)	2,950	1,179,735

Food & Drug Retailing - 1.1%
Walmart, Inc.	8,100	1,148,499

Health Care Equipment & Supplies - 2.2%
Alcon, Inc. (b)	17,900	1,227,045
PerkinElmer, Inc.	8,150	1,142,793

		2,369,838

Household Durables - 0.5%
Newell Brands, Inc.	40,000	523,200

Household Products - 2.2%
Colgate-Palmolive Co.	16,100	1,268,519
Kimberly-Clark Corp.	4,900	665,175
The Procter & Gamble Co.	3,250	492,570

		2,426,264

Internet & Catalog Retail - 0.9%
Amazon.com, Inc. (a)	11,200	940,800

IT Consulting & Services - 2.3%
Broadridge Financial Solutions, Inc.	6,450	865,138
PayPal Holdings, Inc. (a)	6,100	434,442
Visa, Inc. - Class A	5,650	1,173,844

		2,473,424

Life Sciences Tools & Services - 2.6%
Danaher Corp.	5,100	1,353,642
Thermo Fisher Scientific, Inc.	2,600	1,431,794

		2,785,436

Machinery - 1.7%
Fortive Corp.	9,350	600,738
Xylem, Inc.	11,800	1,304,726

		1,905,464

Media & Entertainment - 2.9%
Alphabet Inc. - Class C (a)	15,000	1,330,950
The Walt Disney Co. (a)	13,700	1,190,256
Meta Platforms, Inc. (a)	5,175	622,759

		3,143,965

Metals & Mining - 0.8%
Newmont Goldcorp Corp.	18,100	854,320

Oil & Gas & Consumable Fuels - 6.1%
Chevron Corp.	7,795	1,399,125
ConocoPhillips	12,300	1,451,400
Coterra Energy, Inc.	24,000	589,680
EOG Resources, Inc.	4,450	576,364
Kinder Morgan, Inc.	74,000	1,337,920
Pioneer Natural Resources Co.	5,650	1,290,403

		6,644,892

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2022

COMMON STOCKS	Shares	Value
Personal Products - 1.0%
The Estee Lauder Cos., Inc. - Class A	4,600	$1,141,306

Pharmaceuticals - 3.4%
Abbott Laboratories	10,000	1,097,900
Merck & Co., Inc.	12,500	1,386,875
Zoetis Inc.	8,026	1,176,210

		3,660,985

Real Estate Investment Trusts - 1.1%
American Tower Corp.	5,500	1,165,230

Road & Rail - 1.0%
Union Pacific Corp.	5,275	1,092,294

Software - 5.2%
Adobe Inc. (a)	1,850	622,580
Microsoft Corp.	6,750	1,618,785
Oracle Corp.	16,500	1,348,710
Roper Technologies, Inc.	2,600	1,123,434
Salesforce, Inc. (a)	6,850	908,242

		5,621,751

Software & Services - 1.0%
Akamai Technologies, Inc. (a)	12,800	1,079,040

Specialty Retail - 1.4%
The Home Depot, Inc.	5,000	1,579,300

Textiles, Apparel & Luxury Goods - 1.3%
NIKE, Inc. - Class B	12,000	1,404,120

TOTAL COMMON STOCKS (Cost $48,330,327)		75,819,314

CORPORATE BONDS - 29.6%	Principal Amount
Aerospace & Defense - 1.1%
Honeywell International, Inc.:
2.300%, 08/15/2024
Callable 07/15/2024	$250,000	240,626
1.350%, 06/01/2025
Callable 05/01/2025	750,000	694,624
Raytheon Technologies Corp.
3.700%, 12/15/2023
Callable 09/15/2023	250,000	247,151

		1,182,401

Banks - 1.4%
Comerica Bank
2.500%, 07/23/2024	300,000	288,175
Truist Bank:
3.200%, 04/01/2024
Callable 03/01/2024	250,000	244,270
4.050%, 11/03/2025
Callable 09/03/2025	385,000	377,899
3.300%, 05/15/2026
Callable 04/15/2026	400,000	375,110

CORPORATE BONDS	Principal Amount	Value
Banks - 1.4%, Continued
Truist Financial Corp.
4.000%, 05/01/2025
Callable 03/01/2025	$300,000	$293,677

		1,579,131

Beverages - 1.0%
Keurig Dr Pepper, Inc.
2.550%, 09/15/2026
Callable 06/15/2026	750,000	688,118
PepsiCo, Inc.
2.375%, 10/06/2026
Callable 07/06/2026	435,000	405,679

		1,093,797

Biotechnology - 1.1%
AbbVie, Inc.
3.200%, 05/14/2026
Callable 02/14/2026	600,000	567,715
Amgen, Inc.:
3.625%, 05/22/2024
Callable 02/22/2024	250,000	245,288
2.600%, 08/19/2026
Callable 05/19/2026	450,000	416,868

		1,229,871

Chemicals - 1.0%
Air Products and Chemicals, Inc.
1.850%, 05/15/2027
Callable 03/15/2027	675,000	601,772
Ecolab, Inc.
2.700%, 11/01/2026
Callable 08/01/2026	500,000	465,358

		1,067,130

Communications Equipment - 0.5%
QUALCOMM, Inc.
2.900%, 05/20/2024
Callable 03/20/2024	600,000	585,832

Computers & Peripherals - 0.3%
Apple Inc.:
2.500%, 02/09/2025	250,000	239,391
3.200%, 05/13/2025	55,000	53,237

		292,628

Consumer Finance - 0.6%
American Express Co.
3.000%, 10/30/2024
Callable 09/29/2024	650,000	629,407

Diversified Financials - 0.6%
JPMorgan Chase & Co.:
3.875%, 02/01/2024	275,000	271,623
3.875%, 09/10/2024	200,000	195,983
3.200%, 06/15/2026
Callable 03/15/2026	200,000	189,314

		656,920

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2022

CORPORATE BONDS	Principal Amount	Value
Diversified Telecommunication Services - 1.3%
AT&T, Inc.
1.700%, 03/25/2026
Callable 03/25/2023	$250,000	$225,945
T-Mobile USA, Inc.:
3.750%, 04/15/2027
Callable 02/15/2027	100,000	94,470
4.750%, 02/01/2028
Callable 02/01/2023	100,000	97,437
Verizon Communications Inc.:
3.500%, 11/01/2024
Callable 08/01/2024	750,000	729,409
2.625%, 08/15/2026	250,000	231,332

		1,378,593

Electrical Equipment & Instruments - 0.2%
Emerson Electric Co.
3.150%, 06/01/2025
Callable 03/01/2025	200,000	193,437

Electronic Equipment & Instruments - 0.5%
Trimble Inc.
4.150%, 06/15/2023
Callable 05/15/2023	500,000	496,613

Food & Drug Retailing - 0.6%
Walmart, Inc.
3.550%, 06/26/2025
Callable 04/26/2025	700,000	686,010

Food & Staples Retailing - 0.6%
Costco Wholesale Corp.
1.375%, 06/20/2027
Callable 04/20/2027	690,000	606,374

Health Care Equipment & Supplies - 0.5%
Abbott Laboratories:
3.875%, 09/15/2025
Callable 06/15/2025	255,000	250,406
3.750%, 11/30/2026
Callable 08/30/2026	355,000	346,535

		596,941

Health Care Providers & Services - 0.0%
CVS Health Corp.
3.375%, 08/12/2024
Callable 05/12/2024	50,000	48,798

Hotels, Restaurants & Leisure - 0.5%
McDonald’s Corp.
1.450%, 09/01/2025
Callable 08/01/2025	600,000	551,262

Household Products - 0.5%
Colgate-Palmolive Co.
3.100%, 08/15/2027
Callable 07/15/2027	595,000	564,970

CORPORATE BONDS	Principal Amount	Value
Internet & Catalog Retail - 0.7%
Amazon.com, Inc.:
1.200%, 06/03/2027
Callable 04/03/2027	$260,000	$225,906
4.550%, 12/01/2027
Callable 11/01/2027	550,000	550,224

		776,130

IT Services - 1.3%
PayPal Holdings, Inc.
1.650%, 06/01/2025
Callable 05/01/2025	700,000	649,921
Visa Inc.:
3.150%, 12/14/2025
Callable 09/14/2025	300,000	289,592
1.900%, 04/15/2027
Callable 02/15/2027	500,000	451,787

		1,391,300

Life Sciences Tools & Services - 0.9%
Danaher Corp.
3.350%, 09/15/2025
Callable 06/15/2025	250,000	241,102
Thermo Fisher Scientific, Inc.
1.215%, 10/18/2024
Callable 01/30/2023	750,000	704,736

		945,838

Machinery - 0.6%
Illinois Tool Works, Inc.
3.500%, 03/01/2024
Callable 12/01/2023	715,000	704,392

Media & Entertainment - 1.4%
Alphabet, Inc.:
3.375%, 02/25/2024	600,000	601,070
1.998%, 08/15/2026
Callable 05/15/2026	200,000	184,411
The Walt Disney Co.
1.750%, 08/30/2024
Callable 07/30/2024	810,000	773,104

		1,558,585

Multiline Retail - 0.7%
Dollar Tree, Inc.
4.000%, 05/15/2025
Callable 03/15/2025	825,000	806,634

Oil & Gas & Consumable Fuels - 2.5%
Chevron Corp.
1.995%, 05/11/2027
Callable 03/11/2027	400,000	360,400
Devon Energy Corp.
4.500%, 01/15/2030
Callable 01/15/2023	500,000	467,897
Enterprise Products Operating, LLC
3.750%, 02/15/2025
Callable 11/15/2024	665,000	647,564

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2022

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 2.5%, Continued
Exxon Mobil Corp.:
2.709%, 03/06/2025
Callable 12/06/2024	$255,000	$244,208
3.043%, 03/01/2026
Callable 12/01/2025	400,000	382,427
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024
Callable 06/01/2024	125,000	123,029
Schlumberger Investment SA
3.650%, 12/01/2023 (b)
Callable 09/01/2023	500,000	493,996

		2,719,521

Personal Products - 0.7%
The Estee Lauder Cos., Inc.
2.000%, 12/01/2024
Callable 11/01/2024	805,000	764,830

Pharmaceuticals - 2.1%
Bristol-Myers Squibb Co.
3.625%, 05/15/2024
Callable 02/15/2024	250,000	246,734
Johnson & Johnson
0.550%, 09/01/2025
Callable 08/01/2025	735,000	664,123
Pfizer, Inc.
0.800%, 05/28/2025
Callable 04/28/2025	800,000	732,091
Zoetis Inc.
4.500%, 11/13/2025
Callable 08/13/2025	600,000	597,149

		2,240,097

Real Estate Investment Trusts - 1.1%
American Tower Corp.:
2.400%, 03/15/2025
Callable 02/15/2025	600,000	565,082
3.375%, 10/15/2026
Callable 07/15/2026	635,000	595,307

		1,160,389

Road & Rail - 0.2%
Union Pacific Corp.
3.750%, 07/15/2025
Callable 05/15/2025	200,000	194,687

Semiconductor Equipment & Products - 0.7%
Intel Corp.:
2.875%, 05/11/2024
Callable 03/11/2024	255,000	248,626
3.700%, 07/29/2025
Callable 04/29/2025	500,000	488,641

		737,267

Semiconductors & Semiconductor Equipment - 0.4%
NVIDIA Corp.
3.200%, 09/16/2026
Callable 06/16/2026	400,000	380,996

CORPORATE BONDS	Principal Amount	Value
Software - 2.4%
Adobe Inc.
1.900%, 02/01/2025
Callable 01/01/2025	$755,000	$714,329
Fortinet, Inc.
1.000%, 03/15/2026
Callable 02/15/2026	600,000	526,502
Microsoft Corp.
3.125%, 11/03/2025
Callable 08/03/2025	230,000	222,637
Oracle Corp.:
2.500%, 04/01/2025
Callable 03/01/2025	500,000	471,636
2.950%, 05/15/2025
Callable 02/15/2025	500,000	475,188
Roper Technologies, Inc.
1.000%, 09/15/2025
Callable 08/15/2025	250,000	224,434

		2,634,726

Specialty Retail - 1.6%
Lowe’s Cos, Inc.
2.500%, 04/15/2026
Callable 01/15/2026	800,000	747,461
O’Reilly Automotive, Inc.
4.200%, 04/01/2030
Callable 01/01/2030	500,000	474,440
The Home Depot, Inc.
2.800%, 09/14/2027
Callable 06/14/2027	500,000	464,657

		1,686,558

TOTAL CORPORATE BONDS (Cost $34,308,485)		32,142,065

SHORT-TERM INVESTMENT - 0.6%	Shares
Money Market Fund - 0.6%
Invesco Short-Term Investments Trust - Government & Agency Portfolio -Institutional Shares, 4.21% (c)	665,476	665,476

TOTAL SHORT-TERM INVESTMENT (Cost $665,476)		665,476

Total Investments - 99.9% (Cost $83,304,288)		108,626,855
Other Assets in Excess of Liabilities - 0.1%		119,189

TOTAL NET ASSETS - 100.0%		$108,746,044

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

CORPORATE BONDS - 63.6%	Principal Amount	Value
Aerospace & Defense - 5.1%
Honeywell International, Inc.:
2.300%, 08/15/2024
Callable 07/15/2024	$3,105,000	$2,988,576
1.350%, 06/01/2025
Callable 05/01/2025	3,000,000	2,778,493
L3Harris Technologies, Inc.
3.850%, 06/15/2023
Callable 05/15/2023	6,650,000	6,612,075
Raytheon Technologies Corp.
3.700%, 12/15/2023
Callable 09/15/2023	1,750,000	1,730,060

		14,109,204

Banks - 3.7%
Bank of America Corp.
4.450%, 03/03/2026	2,000,000	1,963,730
Comerica, Inc.
3.700%, 07/31/2023
Callable 06/30/2023	2,000,000	1,985,712
Truist Bank:
3.200%, 04/01/2024
Callable 03/01/2024	2,500,000	2,442,704
3.300%, 05/15/2026
Callable 04/15/2026	2,000,000	1,875,550
Wells Fargo & Co.
4.125%, 08/15/2023	2,000,000	1,988,458

		10,256,154

Beverages - 0.7%
Keurig Dr Pepper, Inc.
2.550%, 09/15/2026
Callable 06/15/2026	2,225,000	2,041,416

Biotechnology - 2.0%
Amgen, Inc.:
2.250%, 08/19/2023
Callable 06/19/2023	2,350,000	2,310,305
2.600%, 08/19/2026
Callable 05/19/2026	1,000,000	926,373
2.200%, 02/21/2027
Callable 12/21/2026	2,500,000	2,249,803

		5,486,481

Chemicals - 2.0%
Air Products and Chemicals, Inc.
1.500%, 10/15/2025
Callable 09/15/2025	4,000,000	3,681,769
Ecolab, Inc.
2.700%, 11/01/2026
Callable 08/01/2026	2,000,000	1,861,434

		5,543,203

Communications Equipment - 1.4%
QUALCOMM, Inc.
2.900%, 05/20/2024
Callable 03/20/2024	4,000,000	3,905,546

CORPORATE BONDS	Principal Amount	Value
Computers & Peripherals - 0.9%
Apple Inc.
2.500%, 02/09/2025	$2,515,000	$2,408,275

Consumer Finance - 1.8%
American Express Co.:
2.500%, 07/30/2024
Callable 06/30/2024	1,063,000	1,023,369
3.000%, 10/30/2024
Callable 09/29/2024	2,000,000	1,936,636
4.200%, 11/06/2025
Callable 10/06/2025	2,000,000	1,977,710

		4,937,715

Containers & Packaging - 1.5%
Ball Corp.
5.250%, 07/01/2025	4,252,000	4,202,555

Diversified Financials - 4.1%
JPMorgan Chase & Co.:
3.375%, 05/01/2023	3,788,000	3,770,664
2.700%, 05/18/2023
Callable 03/18/2023	1,855,000	1,839,598
3.875%, 02/01/2024	1,750,000	1,728,508
3.300%, 04/01/2026
Callable 01/01/2026	3,500,000	3,325,404
3.200%, 06/15/2026
Callable 03/15/2026	636,000	602,020

		11,266,194

Diversified Telecommunication Services - 4.2%
AT&T, Inc.:
1.700%, 03/25/2026
Callable 03/25/2023	1,450,000	1,310,482
4.250%, 03/01/2027
Callable 12/01/2026	4,235,000	4,131,386
Verizon Communications, Inc.:
3.500%, 11/01/2024
Callable 08/01/2024	1,750,000	1,701,954
4.125%, 03/16/2027	2,000,000	1,953,775
2.100%, 03/22/2028
Callable 01/22/2028	3,000,000	2,613,660

		11,711,257

Electrical Equipment & Instruments - 3.1%
Emerson Electric Co.
3.150%, 06/01/2025
Callable 03/01/2025	6,500,000	6,286,695
Rockwell Automation, Inc.:
0.350%, 08/15/2023
Callable 01/10/2023	825,000	803,133
2.875%, 03/01/2025
Callable 12/01/2024	1,440,000	1,383,950

		8,473,778

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2022

CORPORATE BONDS	Principal Amount	Value
Electronic Equipment & Instruments - 1.6%
Trimble Inc.
4.150%, 06/15/2023
Callable 05/15/2023	$4,500,000	$4,469,518

Food Products - 0.5%
Kraft Heinz Food Co.
4.625%, 01/30/2029
Callable 10/30/2028	1,353,000	1,343,174

Health Care Providers & Services - 0.7%
CVS Health Corp.
3.750%, 04/01/2030
Callable 01/01/2030	2,000,000	1,827,778

Hotels, Restaurants & Leisure - 0.9%
McDonald’s Corp.
3.500%, 07/01/2027
Callable 05/01/2027	2,500,000	2,379,101

Household Products - 0.3%
The Procter & Gamble Co.
8.000%, 09/01/2024	775,000	815,096

Life Sciences Tools & Services - 3.3%
Danaher Corp.
3.350%, 09/15/2025
Callable 06/15/2025	5,500,000	5,304,235
Thermo Fisher Scientific, Inc.
1.215%, 10/18/2024
Callable 01/30/2023	4,000,000	3,758,592

		9,062,827

Media & Entertainment - 1.5%
Alphabet, Inc.
3.375%, 02/25/2024	4,000,000	4,007,133

Multiline Retail - 1.1%
Dollar Tree, Inc.
4.000%, 05/15/2025
Callable 03/15/2025	3,000,000	2,933,216

Oil & Gas & Consumable Fuels - 4.1%
Chevron Corp.
2.954%, 05/16/2026
Callable 02/16/2026	1,870,000	1,778,783
Devon Energy Corp.
4.500%, 01/15/2030
Callable 01/15/2025	4,000,000	3,743,176
Enterprise Products Operating, LLC
3.750%, 02/15/2025
Callable 11/15/2024	2,963,000	2,885,313
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024
Callable 06/01/2024	3,000,000	2,952,679

		11,359,951

CORPORATE BONDS	Principal Amount	Value
Personal Products - 0.2%
The Estee Lauder Cos., Inc.
2.000%, 12/01/2024
Callable 11/01/2024	$556,000	$528,255

Pharmaceuticals - 3.7%
Abbott Laboratories:
3.400%, 11/30/2023
Callable 09/30/2023	1,750,000	1,732,001
2.950%, 03/15/2025
Callable 12/15/2024	3,925,000	3,796,230
Bristol-Myers Squibb Co.
3.625%, 05/15/2024
Callable 02/15/2024	4,750,000	4,687,945

		10,216,176

Real Estate Investment Trusts - 3.6%
American Tower Corp.:
3.500%, 01/31/2023	3,500,000	3,495,901
5.000%, 02/15/2024	2,500,000	2,492,648
3.375%, 10/15/2026
Callable 07/15/2026	4,030,000	3,778,092

		9,766,641

Road & Rail - 3.0%
Burlington Northern Santa Fe, LLC
3.000%, 04/01/2025
Callable 01/01/2025	2,250,000	2,166,854
Union Pacific Corp.:
3.250%, 01/15/2025
Callable 10/15/2024	3,295,000	3,205,127
3.750%, 07/15/2025
Callable 05/15/2025	3,025,000	2,944,649

		8,316,630

Semiconductor Equipment & Products - 0.8%
Intel Corp.
3.700%, 07/29/2025
Callable 04/29/2025	2,250,000	2,198,883

Semiconductors & Semiconductor Equipment - 1.2%
NVIDIA Corp.
1.550%, 06/15/2028
Callable 04/15/2028	4,000,000	3,429,473

Software - 4.2%
Adobe Inc.
1.900%, 02/01/2025
Callable 01/01/2025	4,280,000	4,049,445
Oracle Corp.:
2.650%, 07/15/2026
Callable 04/15/2026	2,000,000	1,843,040
2.300%, 03/25/2028
Callable 01/25/2028	3,000,000	2,608,307
6.150%, 11/09/2029
Callable 09/09/2029	3,000,000	3,128,268

		11,629,060

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2022

CORPORATE BONDS	Principal Amount	Value
Specialty Retail - 2.4%
Lowe’s Cos, Inc.
2.500%, 04/15/2026
Callable 01/15/2026	$1,000,000	$934,326
O’Reilly Automotive, Inc.:
4.350%, 06/01/2028
Callable 03/01/2028	675,000	657,718
4.200%, 04/01/2030
Callable 01/01/2030	2,325,000	2,206,146
The Home Depot, Inc.
2.700%, 04/01/2023
Callable 01/01/2023	2,750,000	2,737,373

		6,535,563

TOTAL CORPORATE BONDS (Cost $183,771,642)		175,160,253

U.S. GOVERNMENT ISSUES - 8.2%
U.S. Treasury Inflation Indexed Bonds - 1.6%
0.625%, 01/15/2024	4,470,235	4,377,346

U.S. Treasury Notes - 6.6%
2.000%, 02/15/2023	2,000,000	1,994,596
2.750%, 05/31/2023	750,000	744,449
2.000%, 02/15/2025	2,000,000	1,904,610
2.875%, 06/15/2025	1,000,000	967,344
2.000%, 08/15/2025	1,000,000	945,234
1.625%, 02/15/2026	2,000,000	1,852,031
4.000%, 10/31/2029	2,000,000	2,005,781
2.875%, 05/15/2032	4,000,000	3,700,000
4.125%, 11/15/2032	4,000,000	4,097,500

		18,211,545

TOTAL U.S. GOVERNMENT ISSUES (Cost $23,024,139)		22,588,891

U.S. GOVERNMENT SPONSORED ENTITIES - 26.6%
Fannie Mae - 0.6%
0.500%, 06/17/2025	1,852,000	1,686,930

Federal Home Loan Banks - 23.4%
1.000%, 12/17/2024 (b)
Callable 03/17/2023	2,500,000	2,345,129
3.050%, 12/30/2024
Callable 06/30/2023	2,500,000	2,423,058
3.000%, 01/27/2025
Callable 01/27/2023	2,200,000	2,121,717
2.000%, 04/14/2025 (b)
Callable 04/14/2023	5,000,000	4,822,011
3.250%, 06/09/2025
Callable 06/09/2023	1,000,000	964,868
0.62500%, 10/28/2025 (b)
Callable 01/28/2023	3,000,000	2,747,588

U.S. GOVERNMENT SPONSORED ENTITIES	Principal Amount	Value
Federal Home Loan Banks - 23.4%, Continued
2.500%, 11/12/2025 (b)
Callable 05/12/2023	$1,505,000	$1,458,908
0.500%, 01/27/2026 (b)
Callable 01/27/2023	3,000,000	2,681,686
1.000%, 02/17/2026 (b)
Callable 02/17/2023	2,500,000	2,325,062
2.375%, 03/13/2026	3,575,000	3,373,914
0.625%, 03/30/2026 (b)
Callable 03/30/2023	3,000,000	2,714,192
0.625%, 05/26/2026 (b)
Callable 02/26/2023	2,500,000	2,264,573
0.875%, 10/28/2026 (b)
Callable 01/28/2023	3,000,000	2,702,028
1.250%, 11/10/2026
Callable 11/10/2023	3,000,000	2,666,938
1.125%, 01/25/2027 (b)
Callable 01/25/2023	2,500,000	2,284,212
2.000%, 03/10/2027 (b)
Callable 03/10/2023	3,150,000	2,988,202
3.500%, 05/24/2027 (b)
Callable 02/24/2023	2,650,000	2,555,068
4.500%, 09/29/2027
Callable 09/29/2023	1,750,000	1,751,205
5.000%, 10/27/2027 (b)
Callable 01/27/2023	2,000,000	1,995,880
0.650%, 01/27/2028 (b)
Callable 01/27/2023	4,000,000	3,394,002
1.250%, 11/16/2028 (b)
Callable 02/16/2023	3,000,000	2,618,321
2.820%, 06/27/2029
Callable 01/09/2023	4,000,000	3,614,070
1.000%, 01/27/2031 (b)
Callable 01/27/2023	4,000,000	3,245,618
1.000%, 09/30/2031 (b)
Callable 03/30/2023	3,000,000	2,468,132
1.500%, 12/15/2033 (b)
Callable 03/15/2023	2,500,000	2,070,594

		64,596,976

Freddie Mac - 2.6%
0.750%, 05/28/2025
Callable 05/28/2023	3,500,000	3,191,247
5.000%, 10/27/2026 (b)
Callable 01/27/2023	2,000,000	1,994,625
3.375%, 06/30/2027 (b)
Callable 03/30/2023	1,895,000	1,868,682

		7,054,554

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES (Cost $80,229,560)		73,338,460

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2022

SHORT-TERM INVESTMENT - 0.9%	Shares	Value
Money Market Fund - 0.9%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 4.21% (a)	2,474,814	$2,474,814

TOTAL SHORT-TERM INVESTMENT (Cost $2,474,814)		2,474,814

Total Investments - 99.3% (Cost $289,500,155)		273,562,418
Other Assets in Excess of Liabilities - 0.7%		1,824,126

TOTAL NET ASSETS - 100.0%		$275,386,544

(a)	The rate quoted is the annualized seven-day yield of the Fund at period end.
(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

COMMON STOCKS - 92.1%	Shares	Value
AUSTRALIA - 4.9%
Diversified Operations - 2.3%
BHP Billiton Ltd.	34,000	$1,053,218

Pharmaceuticals - 2.6%
CSL Ltd.	5,950	1,160,216

Total Australia		2,213,434

CANADA - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
Cenovus Energy Inc.	40,370	783,250

Total Canada		783,250

FINLAND - 2.5%
Banks - 2.5%
Nordea Bank Abp	106,500	1,140,823

Total Finland		1,140,823

FRANCE - 14.2%
Aerospace & Defense - 2.8%
Safran SA	10,000	1,252,535

Chemicals - 2.3%
Air Liquide SA	7,150	1,014,835

Electrical Equipment & Instruments - 2.2%
Schneider Electric SA	7,100	997,082

IT Consulting & Services - 2.1%
Cap Gemini	5,600	936,183

Oil & Gas & Consumable Fuels - 1.2%
TOTAL South Africa Pty Ltd	8,860	556,169

Personal Products - 1.1%
L’Oreal SA	1,420	508,497

Specialty Retail - 2.5%
LVMH Moet Hennessy Louis Vuitton SE	1,575	1,146,113

Total France		6,411,414

GERMANY - 9.4%
Diversified Telecommunication Services - 1.2%
Deutsche Telekom AG	26,524	527,735

Insurance - 2.2%
Allianz SE	4,600	982,362

Pharmaceuticals - 1.1%
Bayer AG	9,746	501,626

Semiconductor Equipment & Products - 2.2%
Infineon Technologies AG	33,000	1,002,931

Software - 2.2%
SAP SE	9,500	980,783

Textiles, Apparel & Luxury Goods - 0.5%
Adidas AG	1,670	226,328

Total Germany		4,221,765

COMMON STOCKS	Shares	Value
IRELAND - 2.5%
Construction Materials - 2.5%
CRH PLC	28,000	$1,113,561

Total Ireland		1,113,561

ITALY - 1.0%
Textiles, Apparel & Luxury Goods - 1.0%
Moncler SpA	8,830	469,197

Total Italy		469,197

JAPAN - 3.5%
Building Products - 1.9%
Daikin Industries Ltd.	5,450	826,839

Computers & Peripherals - 1.6%
Nidec Corp.	14,250	733,293

Total Japan		1,560,132

NETHERLANDS - 9.2%
Banks - 2.4%
ING Groep NV	89,000	1,084,120

Capital Markets - 2.0%
Euronext NV	12,250	906,880

Professional Services - 2.6%
Wolters Kluwer NV	11,250	1,177,143

Semiconductor Equipment & Products - 2.2%
ASML Holding NV	1,800	981,450

Total Netherlands		4,149,593

NORWAY - 5.5%
Chemicals - 2.0%
Elkem ASA	252,000	907,026

Diversified Telecommunication Services - 1.5%
Telenor ASA	72,500	677,366

Oil, Gas & Consumable Fuels - 2.0%
Aker BP ASA	28,744	893,446

Total Norway		2,477,838

SPAIN - 1.7%
Machinery - 1.7%
Fluidra SA	47,555	739,432

Total Spain		739,432

SWEDEN - 2.1%
Hotels, Restaurants & Leisure - 2.1%
Evolution AB	9,750	949,693

Total Sweden		949,693

SWITZERLAND - 13.4%
Banks - 2.5%
Julius Baer Group Ltd.	19,500	1,134,922

Electrical Equipment & Instruments - 2.6%
ABB Ltd.	37,892	1,154,854

The accompanying notes are an integral part of these financial statements.

LKCM INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2022

COMMON STOCKS	Shares	Value
Food Products - 1.6%
Nestle SA	6,100	$704,608

Health Care Equipment & Supplies - 2.4%
Alcon, Inc.	16,175	1,109,912

Pharmaceuticals - 4.3%
Lonza Group AG	1,675	822,216
Roche Holding AG	3,500	1,099,831

		1,922,047

Total Switzerland		6,026,343

UNITED KINGDOM - 20.5%
Banks - 2.1%
Barclays PLC	500,000	951,411

Beverages - 2.4%
Diageo PLC	25,000	1,094,302

Commercial Services & Supplies - 2.1%
Rentokil Initial Plc	156,000	958,432

Hotels, Restaurants & Leisure - 3.1%
Compass Group PLC	17,500	404,113
InterContinental Hotels Group PLC	17,000	975,445

		1,379,558

Insurance - 2.2%
Prudential PLC	73,000	995,381

Oil, Gas & Consumable Fuels - 2.5%
Shell Plc	39,045	1,100,716

Personal Products - 2.6%
Unilever PLC	23,150	1,168,799

Specialty Retail - 1.0%
Burberry Group PLC	17,780	432,272

Trading Companies & Distributors - 2.5%
Ashtead Group PLC	19,500	1,107,699

Total United Kingdom		9,188,570

TOTAL COMMON STOCKS (Cost $42,096,270)		41,445,045

PREFERRED STOCKS - 1.7%
Life Sciences Tools & Services - 1.7%
Sartorius AG	1,900	750,262

TOTAL PREFERRED STOCKS (Cost $557,271)		750,262

SHORT-TERM INVESTMENTS - 6.0%	Shares	Value
Money Market Funds - 6.0%
MSILF Government Portfolio, 4.11% (a)	1,337,808	$1,337,808
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 4.21% (a)	1,356,600	1,356,601

		2,694,409

TOTAL SHORT-TERM INVESTMENTS (Cost $2,694,409)		2,694,409

Total Investments - 99.8% (Cost $45,347,950)		44,889,716
Other Assets in Excess of Liabilities - 0.2%		119,325

TOTAL NET ASSETS - 100.0%		$45,009,041

(a)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund

Assets
Investments, at value*	$170,335,938	$15,233,787	$460,621,482	$108,626,855	$273,562,418	$44,889,716
Cash	—	—	57	—	—	—
Dividends and interest receivable	130,060	14,506	628,105	283,478	1,965,736	188,299
Receivable for investment advisory fees (Note B)	—	9,705	—	—	—	—
Receivable for Fund shares sold	558	310	226,927	—	100,323	147
Prepaid expenses and other assets	27,458	8,830	55,484	24,284	35,317	8,763

Total assets	170,494,014	15,267,138	461,532,055	108,934,617	275,663,794	45,086,925

Liabilities
Payable for investment advisory fees (Note B)	299,436	—	662,483	126,331	155,146	38,608
Payable for administrative fees	27,511	9,643	67,006	18,553	43,493	9,569
Payable for accounting and transfer agent fees and expenses	23,878	13,511	30,929	16,125	26,275	14,173
Payable for professional fees	24,045	7,067	52,425	17,384	33,304	10,122
Payable for custody fees and expenses	3,428	982	8,196	2,014	4,973	3,954
Payable for reports to shareholders	2,728	389	5,444	1,951	2,951	586
Payable for trustees’ fees and officer compensation (Note B)	1,659	157	4,391	938	2,741	470
Payable for Fund shares redeemed	70,893	1,614	55,000	4,358	6,000	—
Accrued expenses and other liabilities	1,506	99	4,329	919	2,367	402

Total liabilities	455,084	33,462	890,203	188,573	277,250	77,884

Net assets	$170,038,930	$15,233,676	$460,641,852	$108,746,044	$275,386,544	$45,009,041

Net assets consist of:
Paid-in capital	$133,528,404	$14,723,229	$262,717,468	$82,975,999	$291,773,745	$47,419,236
Total distributable earnings	36,510,526	510,447	197,924,384	25,770,045	(16,387,201)	(2,410,195)

Net assets	$170,038,930	$15,233,676	$460,641,852	$108,746,044	$275,386,544	$45,009,041

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	10,389,317	1,933,330	14,863,522	4,477,125	27,271,035	4,062,770
Net asset value per share (offering and redemption price)	$16.37	$7.88	$30.99	$24.29	$10.10	$11.08

* Cost of Investments	$134,589,559	$14,723,319	$263,519,515	$83,304,288	$289,500,155	$45,347,950

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2022

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund

Investment Income:
Dividends*	$1,277,601	$127,105	$7,597,500	$1,483,636	$—	$2,161,600
Interest	154,123	19,451	554,378	684,822	5,748,497	52,815

Total investment income	1,431,724	146,556	8,151,878	2,168,458	5,748,497	2,214,415

Expenses:
Investment advisory fees (Note B)	1,395,312	124,143	3,343,687	778,799	1,410,331	415,306
Administrative fees	174,684	52,050	422,510	117,072	264,080	52,857
Accounting and transfer agent fees and expenses	146,887	72,111	278,704	119,567	186,944	91,625
Professional fees	86,153	12,396	207,780	56,189	123,985	26,342
Trustees’ fees and officer compensation (Note B)	111,009	8,974	266,119	70,310	153,479	26,214
Federal and state registration	35,093	18,167	49,345	25,028	29,463	21,484
Custody fees and expenses	21,371	6,230	51,089	13,794	30,271	28,393
Reports to shareholders	12,683	3,032	26,831	9,757	13,945	5,089
Other	2,629	118	5,937	1,453	3,594	523

Total expenses	1,985,821	297,221	4,652,002	1,191,969	2,216,092	667,833
Less, expense waiver and/or reimbursement (Note B)	(125,665)	(131,696)	(830,646)	(233,447)	(805,761)	(206,382)

Net expenses	1,860,156	165,525	3,821,356	958,522	1,410,331	461,451

Net investment income (loss)	(428,432)	(18,969)	4,330,522	1,209,936	4,338,166	1,752,964

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$5,502,322	$1,232,516	$21,505,545	$3,251,113	$(774,929)	$(2,509,363)
Foreign currency translation	—	4	55	19	—	(18,054)
Net change in unrealized appreciation (depreciation) on:
Investments	(55,428,861)	(5,556,658)	(109,800,178)	(24,111,758)	(20,329,448)	(10,859,646)
Foreign currency translation	—	(22)	107	38	—	(3,408)

Net Realized and Unrealized Gain (Loss)	(49,926,539)	(4,324,160)	(88,294,471)	20,860,588	(21,104,377)	(13,390,471)

Net Decrease in Net Assets Resulting from Operations	$(50,354,971)	$(4,343,129)	$(83,963,949)	$(19,650,652)	$(16,766,211)	$(11,637,507)

* Net of foreign taxes withheld and/or issuance fees	$7,937	$396	$12,609	$1,920	$—	$149,938

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment loss	$(428,432)	$(732,120)	$(18,969)	$(78,691)
Net realized gain	5,502,322	29,340,979	1,232,520	2,253,060
Net change in unrealized appreciation (depreciation)	(55,428,861)	829,538	(5,556,680)	96,333

Net increase (decrease) in net assets resulting from operations	(50,354,971)	29,438,397	(4,343,129)	2,270,702

Distributions to Shareholders	(4,046,906)	(30,592,443)	(1,188,908)	(2,133,969)

Net increase (decrease) in net assets from Fund share transactions (Note C)	(4,758,424)	27,674,863	6,411,090	(890,465)

Total increase (decrease) in net assets	(59,160,301)	26,520,817	879,053	(753,732)

Net Assets:
Beginning of period	229,199,231	202,678,414	14,354,623	15,108,355

End of period	$170,038,930	$229,199,231	$15,233,676	$14,354,623

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income	$4,330,522	$2,188,034	$1,209,936	$941,306
Net realized gain	21,505,600	33,687,396	3,251,132	5,267,252
Net change in unrealized appreciation (depreciation)	(109,800,071)	65,351,081	(24,111,720)	11,493,740

Net increase (decrease) in net assets resulting from operations	(83,963,949)	101,226,511	(19,650,652)	17,702,298

Distributions to Shareholders	(24,107,109)	(34,873,796)	(3,843,318)	(6,153,028)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	26,016,554	26,690,707	(12,660,599)	7,844,345

Total increase (decrease) in net assets	(82,054,504)	93,043,422	(36,154,569)	19,393,615

Net Assets:
Beginning of period	542,696,356	449,652,934	144,900,613	125,506,998

End of period	$460,641,852	$542,696,356	$108,746,044	$144,900,613

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund		LKCM International Equity Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income	$4,338,166	$3,880,841	$1,752,964	$329,440
Net realized gain (loss)	(774,929)	1,731,290	(2,527,417)	1,512,938
Net change in unrealized appreciation (depreciation)	(20,329,448)	(10,167,137)	(10,863,054)	5,382,308

Net increase (decrease) in net assets resulting from operations	(16,766,211)	(4,555,006)	(11,637,507)	7,224,686

Distributions to Shareholders	(4,334,538)	(3,924,713)	(1,746,946)	(680,356)

Net increase in net assets from Fund share transactions (Note C)	742,557	14,367,868	2,889,320	16,665,163

Total increase (decrease) in net assets	(20,358,192)	5,888,149	(10,495,133)	23,209,493

Net Assets:
Beginning of period	295,744,736	289,856,587	55,504,174	32,294,681

End of period	$275,386,544	$295,744,736	$45,009,041	$55,504,174

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund

	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net Asset Value – Beginning of Period	$21.54		$21.77		$16.78		$14.39		$18.44

Net investment loss	(0.04	)(1)	(0.08	)(1)	(0.02	)(1)	(0.02	)(1)	(0.03	)(2)
Net realized and unrealized gain (loss) on investments	(4.73)		3.23		5.85		3.29		(1.05)

Total from investment operations	(4.77)		3.15		5.83		3.27		(1.08)

Distributions from net realized gains	(0.40)		(3.38)		(0.84)		(0.88)		(2.97)

Total dividends and distributions	(0.40)		(3.38)		(0.84)		(0.88)		(2.97)

Net Asset Value – End of Period	$16.37		$21.54		$21.77		$16.78		$14.39

Total Return	-22.11%		14.49%		34.79%		22.70%		-5.70%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$170,039		$229,199		$202,678		$180,682		$160,322
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.07%		1.03%		1.07%		1.07%		1.08%
After expense waiver and/or reimbursement	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.30)%		(0.35)%		(0.20)%		(0.20)%		(0.25)%
After expense waiver and/or reimbursement	(0.23)%		(0.32)%		(0.13)%		(0.13)%		(0.17)%
Portfolio turnover rate	42%		42%		60%		63%		45%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

	LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2022		Year Ended December 31, 2021		Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
Net Asset Value – Beginning of Period	$10.97		$11.15		$9.09		$7.92		$10.60

Net investment loss	(0.01	)(1)	(0.06	)(1)	(0.02	)(1)	(0.02	)(1)	(0.03	)(2)
Net realized and unrealized gain (loss) on investments	(2.43)		1.77		2.80		2.48		(0.93)

Total from investment operations	(2.44)		1.71		2.78		2.46		(0.96)

Distributions from net realized gains	(0.65)		(1.89)		(0.72)		(1.29)		(1.72)

Total dividends and distributions	(0.65)		(1.89)		(0.72)		(1.29)		(1.72)

Net Asset Value – End of Period	$7.88		$10.97		$11.15		$9.09		$7.92

Total Return	-22.12%		15.37%		30.66%		31.05%		-8.89%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$15,234		$14,355		$15,108		$12,590		$12,162
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.80%		1.74%		1.98%		1.95%		1.75%
After expense waiver and/or reimbursement	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.92)%		(1.23)%		(1.25)%		(1.20)%		(1.05)%
After expense waiver and/or reimbursement	(0.11)%		(0.49)%		(0.27)%		(0.25)%		(0.30)%
Portfolio turnover rate	50%		50%		76%		68%		56%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Equity Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value – Beginning of Period	$38.69	$33.74	$29.02	$23.34	$26.02

Net investment income	0.31 (1)	0.16 (1)	0.17 (1)	0.22 (1)	0.21
Net realized and unrealized gain (loss) on investments	(6.31)	7.43	6.44	6.75	(1.08)

Total from investment operations	(6.00)	7.59	6.61	6.97	(0.87)

Dividends from net investment income	(0.30)	(0.17)	(0.17)	(0.23)	(0.21)
Distributions from net realized gains	(1.40)	(2.47)	(1.72)	(1.06)	(1.60)

Total dividends and distributions	(1.70)	(2.64)	(1.89)	(1.29)	(1.81)

Redemption fees	0.00 (2)	—	—	—	—

Net Asset Value – End of Period	$30.99	$38.69	$33.74	$29.02	$23.34

Total Return	-15.44%	22.48%	22.83%	29.85%	-3.28%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$460,642	$542,696	$449,653	$381,307	$308,667
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.97%	0.96%	0.98%	0.99%	0.98%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.74%	0.27%	0.37%	0.61%	0.56%
After expense waiver and/or reimbursement	0.91%	0.43%	0.55%	0.80%	0.74%
Portfolio turnover rate	11%	11%	10%	9%	16%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).

	LKCM Balanced Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value – Beginning of Period	$29.21	$26.76	$24.22	$21.07	$22.18

Net investment income	0.26 (1)	0.20 (1)	0.24 (1)	0.27 (1)	0.23
Net realized and unrealized gain (loss) on investments	(4.30)	3.54	3.42	4.32	(0.70)

Total from investment operations	(4.04)	3.74	3.66	4.59	(0.47)

Dividends from net investment income	(0.27)	(0.20)	(0.24)	(0.27)	(0.23)
Distributions from net realized gains	(0.61)	(1.09)	(0.88)	(1.17)	(0.41)

Total dividends and distributions	(0.88)	(1.29)	(1.12)	(1.44)	(0.64)

Redemption fees	0.00 (2)	—	—	—	—

Net Asset Value – End of Period	$24.29	$29.21	$26.76	$24.22	$21.07

Total Return	-13.84%	14.01%	15.28%	21.85%	-2.15%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$108,746	$144,901	$125,507	$103,825	$85,907
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.99%	0.96%	0.99%	1.00%	1.00%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.82%	0.53%	0.78%	0.95%	0.83%
After expense waiver and/or reimbursement	1.01%	0.69%	0.97%	1.15%	1.03%
Portfolio turnover rate	13%	11%	18%	17%	17%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Fixed Income Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021		Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value – Beginning of Period	$10.87	$11.19		$10.92	$10.47	$10.68

Net investment income	0.16 (1)	0.15	(1)	0.19 (1)	0.25 (1)	0.24
Net realized and unrealized gain (loss) on investments	(0.77)	(0.32)		0.27	0.45	(0.21)

Total from investment operations	(0.61)	(0.17)		0.46	0.70	0.03

Dividends from net investment income	(0.15)	(0.15)		(0.19)	(0.25)	(0.24)
Distributions from net realized gains	(0.01)	(0.00	)(2)	—	—	—

Total dividends and distributions	(0.16)	(0.15)		(0.19)	(0.25)	(0.24)

Net Asset Value – End of Period	$10.10	$10.87		$11.19	$10.92	$10.47

Total Return	-5.63%	-1.54%		4.29%	6.70%	0.26%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$275,387	$295,745		$289,857	$275,917	$249,286
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.79%	0.78%		0.79%	0.79%	0.78%
After expense waiver and/or reimbursement	0.50%	0.50%		0.50%	0.50%	0.50%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.25%	1.05%		1.46%	2.02%	1.96%
After expense waiver and/or reimbursement	1.54%	1.33%		1.75%	2.31%	2.24%
Portfolio turnover rate	21%	31%		46%	37%	23%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(2)	Less than $(0.005).

	LKCM International Equity Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020		May 1, 2019(1) through December 31, 2019
Net Asset Value – Beginning of Period	$14.50	$12.44	$10.89		$10.00

Net investment income	0.45 (2)	0.10 (2)	0.03	(2)	0.02	(2)
Net realized and unrealized gain on investments	(3.42)	2.14	1.54		0.88

Total from investment operations	(2.97)	2.24	1.57		0.90

Dividends from net investment income	(0.30)	(0.08)	(0.02)		(0.01)
Distributions from return of capital	—	—	(0.00	)(3)	—
Distributions from net realized gains	(0.15)	(0.10)	—		(0.00	)(3)

Total dividends and distributions	(0.45)	(0.18)	(0.02)		(0.01)

Net Asset Value – End of Period	$11.08	$14.50	$12.44		$10.89

Total Return	-20.51%	18.00%	14.45%		8.97%	(4)

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$45,009	$55,504	$32,295		$10,645
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.45%	1.40%	1.88%		4.09%	(5)
After expense waiver and/or reimbursement	1.00%	1.00%	1.00%		1.00%	(5)
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	3.35%	0.29%	(0.55)%		(2.76)%	(5)
After expense waiver and/or reimbursement	3.80%	0.69%	0.33%		0.33%	(5)
Portfolio turnover rate	26%	15%	6%		2%	(4)

(1)	Commencement of operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(3)	Less than $(0.005).
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of seven diversified series as of December 31, 2022, six of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Equity Fund (collectively, the “Funds”). The assets of the Funds are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), May 2, 2011 (LKCM Small-Mid Cap Equity Fund) and May 1, 2019 (LKCM International Equity Fund). The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund and LKCM Equity Fund previously had two share classes—Institutional Class shares and Adviser Class shares. The Board of Trustees of the Trust approved the (i) liquidation and termination of Adviser Class shares of the LKCM Small Cap Equity Fund, which took place on October 31, 2018, and (ii) termination of Adviser Class shares of the LKCM Equity Fund and LKCM Small-Mid Cap Equity Fund, which had not commenced operations and had no assets or shareholders, on September 24, 2018. Each Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies (those with market capitalizations at the time of investment between $1.2 billion and $7 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $2 billion and $20 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation and/or companies that the Adviser believes have attractive relative valuations. The LKCM Balanced Fund seeks current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. Government fixed income securities. The LKCM International Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of non-U.S. companies and invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act of 1940, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available” for purposes of the Investment Company Act of 1940, the threshold for determining whether a Fund must fair value a security. The Valuation Rule permits a Fund’s board to designate the Funds’ primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Adviser as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule. The Adviser may value securities at fair value in good faith pursuant to the Adviser’s and the Fund’s procedures. The Adviser may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities.

For foreign securities held by the LKCM International Equity Fund, such fair value prices generally will be based on such independent pricing services’ proprietary multi-factor models that measure movements in relevant indices, market indicators or other factors between the time the relevant foreign markets have closed and the time the Fund calculates its net asset value, and therefore may differ from quoted or official closing prices for such foreign securities in such foreign markets.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2022, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$162,017,337	$—	$0 (1)	$162,017,337
REITs	1,242,860	—	—	1,242,860
Short-Term Investments	7,075,741	—	—	7,075,741

Total Investments*	$170,335,938	$—	$0	$170,335,938

LKCM Small-Mid Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$14,459,341	$—	$—	$14,459,341
REITs	176,771	—	—	176,771
Short-Term Investments	597,675	—	—	597,675

Total Investments*	$15,233,787	$—	$—	$15,233,787

LKCM Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$433,772,285	$—	$—	$433,772,285
Short-Term Investments	26,849,197	—	—	26,849,197

Total Investments*	$460,621,482	$—	$—	$460,621,482

LKCM Balanced Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$75,819,314	$—	$—	$75,819,314
Corporate Bonds	—	32,142,065	—	32,142,065
Short-Term Investment	665,476	—	—	665,476

Total Investments*	$76,484,790	$32,142,065	$—	$108,626,855

LKCM Fixed Income Fund

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$175,160,253	$—	$175,160,253
U.S. Government Issues	—	22,588,891	—	22,588,891
U.S. Government Sponsored Entities	—	73,338,460	—	73,338,460
Short-Term Investment	2,474,814	—	—	2,474,814

Total Investments*	$2,474,814	$271,087,604	$—	$273,562,418

LKCM International Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$783,250	$40,661,795	$—	$41,445,045
Preferred Stock	—	750,262	—	750,262
Short-Term Investments	2,694,409	—	—	2,694,409

Total Investments*	$3,477,659	$41,412,057	$—	$44,889,716

(1)	Level 3 security valued at $0.
*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period. Below is a reconciliation of Level 3 assets held by the LKCM Small Cap Equity Fund for which significant observable inputs were used to determine fair value.

Level 3
Description	Common Stocks
Balance as of December 31, 2021	$0	(1)
Purchases	—
Sales proceeds	—
Accreted discounts, net
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Transfers into/(out of) Level 3	—

Balance as of December 31, 2022	$0	(1)

Change in unrealized appreciation/depreciation during the period for Level 3 investments held at December 31, 2022	$—

(1)	Level 3 security valued at $0.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund and LKCM International Equity Fund generally intend to declare and pay income dividends and distribute net capital gains, if any, at least on an annual basis. The LKCM Balanced Fund and LKCM Fixed Income Fund generally intend to declare and pay income dividends on a quarterly basis and distribute net capital gains, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share.

Accordingly, at December 31, 2022, reclassifications were recorded as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Paid-in capital	$52,471	$24,642	$906,701	$170,310	$—	$—
Total distributable earnings	(52,471)	(24,642)	(906,701)	(170,310)	—	—

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Funds to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that the Funds reasonably expect cannot be sold or disposed of in current market conditions within seven calendar days or less in the ordinary course of business without the sale or disposition significantly changing the market value of the investment. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through May 1, 2023 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses.

For the fiscal year ended December 31, 2022, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Annual Management Fee Rate	0.75%	0.75%	0.70%	0.65%	0.50%	0.90%
Annual Cap on Expenses	1.00%	1.00%	0.80%	0.80%	0.50%	1.00%
Fees Waived and/or Expenses Reimbursed in 2022	$125,665	$131,696	$830,646	$233,447	$805,761	$206,382

The Trust reimburses the Adviser for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC (“Quasar”), the Trust’s principal underwriter.

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which each Fund may pay an annualized fee of up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At December 31, 2022, there was an unlimited number of shares of beneficial interest, no par value, authorized, for each Fund. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	268,696	$4,860,344	742,164	$17,323,790
Shares issued to shareholders in reinvestment of distributions	239,058	3,824,933	1,370,179	29,486,241
Shares redeemed	(756,918)	(13,443,701)	(785,462)	(19,135,168)

Net increase (decrease)	(249,164)	$(4,758,424)	1,326,881	$27,674,863

Shares Outstanding:
Beginning of period	10,638,481		9,311,600

End of period	10,389,317		10,638,481

LKCM Small-Mid Cap Equity Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	629,277	$6,667,954	107,747	$1,343,832
Shares issued to shareholders in reinvestment of distributions	113,644	879,607	191,747	2,099,630
Shares redeemed	(118,488)	(1,137,248)	(345,703)	(4,333,927)
Redemption fee		777		—

Net increase (decrease)	624,433	$6,411,090	(46,209)	$(890,465)

Shares Outstanding:
Beginning of period	1,308,897		1,355,106

End of period	1,933,330		1,308,897

LKCM Equity Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	931,290	$31,576,631	786,326	$29,544,937
Shares issued to shareholders in reinvestment of distributions	753,789	23,073,476	858,852	33,323,438
Shares redeemed	(847,249)	(28,634,881)	(946,112)	(36,177,759)
Redemption fee		1,328		91

Net increase	837,830	$26,016,554	699,066	$26,690,707

Shares Outstanding:
Beginning of period	14,025,692		13,326,626

End of period	14,863,522		14,025,692

LKCM Balanced Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	327,143	$8,655,073	300,183	$8,545,296
Shares issued to shareholders in reinvestment of distributions	153,835	3,734,574	205,971	6,005,184
Shares redeemed	(964,808)	(25,051,598)	(235,087)	(6,706,546)
Redemption fee		1,352		411

Net increase (decrease)	(483,828)	$(12,660,599)	271,067	$7,844,345

Shares Outstanding:
Beginning of period	4,960,953		4,689,886

End of period	4,477,125		4,960,953

LKCM Fixed Income Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	1,965,505	$20,344,434	2,477,664	$27,346,315
Shares issued to shareholders in reinvestment of distributions	389,925	3,975,171	325,856	3,573,515
Shares redeemed	(2,293,487)	(23,577,048)	(1,499,784)	(16,551,962)

Net increase	61,943	$742,557	1,303,736	$14,367,868

Shares Outstanding:
Beginning of period	27,209,092		25,905,356

End of period	27,271,035		27,209,092

LKCM International Equity Fund
	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	256,486	$3,210,994	1,230,967	$16,639,624
Shares issued to shareholders in reinvestment of distributions	118,702	1,305,719	34,722	504,168
Shares redeemed	(139,743)	(1,627,393)	(33,414)	(478,629)

Net increase	235,445	$2,889,320	1,232,275	$16,665,163

Shares Outstanding:
Beginning of period	3,827,325		2,595,050

End of period	4,062,770		3,827,325

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2022 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$74,660,434	$—	$77,038,615
LKCM Small-Mid Cap Equity Fund	—	12,087,273	—	7,453,340
LKCM Equity Fund	—	46,917,938	—	46,759,590
LKCM Balanced Fund	—	16,055,441	—	30,596,216
LKCM Fixed Income Fund	41,449,364	21,732,514	5,987,812	51,649,538
LKCM International Equity Fund	—	13,357,379	—	11,512,666

E.    Tax Information:    At December 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund	LKCM International Equity Fund
Tax cost	$134,619,968	$14,723,319	$263,519,515	$83,304,288	$289,500,155	$45,347,950

Gross unrealized appreciation	$43,615,034	$2,291,138	$211,429,146	$29,915,795	$195,082	$4,411,280
Gross unrealized depreciation	(7,899,064)	(1,780,691)	(14,327,072)	(4,593,190)	(16,132,819)	(4,873,799)

Net unrealized appreciation	$35,715,970	$510,447	$197,102,074	$25,322,605	$(15,937,737)	$(462,519)

Undistributed ordinary income	—	—	20,898	8,786	325,465	580,288
Undistributed long-term capital gain	794,556	—	801,412	438,654	—	—

Distributable earnings	$794,556	$—	$822,310	$447,440	$325,465	$580,288

Other accumulated losses	—	—	—	—	(774,929)	(2,527,964)

Total distributable earnings	$36,510,526	$510,447	$197,924,384	$25,770,045	$(16,387,201)	$(2,410,195)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2022, the capital loss carryforwards were as follows:

	Short-Term	Long-Term
LKCM Fixed Income Fund	$386,149	$388,780
LKCM International Equity Fund	197,862	2,330,102

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Small Cap Equity Fund	$—	$4,046,906	$1,146,597	$29,445,846
LKCM Small-Mid Cap Equity Fund	—	1,188,908	—	2,133,969
LKCM Equity Fund	4,309,581	19,797,528	2,188,898	32,684,898
LKCM Balanced Fund	1,201,135	2,642,183	970,003	5,183,025
LKCM Fixed Income Fund	4,012,701	321,837	3,880,841	43,872
LKCM International Equity Fund	1,168,837	578,109	284,654	395,702

Certain Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2022 and 2021 in determining undistributed net capital gains as of December 31, 2022 and 2021.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2019 through December 31, 2022 (LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund) and December 31, 2021 through December 31, 2022 (LKCM International Equity Fund). There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2022. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Other Matters:    Investing in the Funds involves risks and the potential loss of all or a portion of your investment. Each Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors that affect markets in general, including geopolitical, regulatory, market and economic developments and other developments that impact specific economic sectors, industries, companies and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in a Fund. Geopolitical and other events, including war, such as the current war between Russia and Ukraine, tensions and other conflicts between nations, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed income markets. Russia’s military invasion of Ukraine, the responses and sanctions by the United States and other countries, and the potential for wider conflict, have had and continue to have severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. Other events that have led to recent market disruptions and turbulence include the pandemic spread of the novel coronavirus known as COVID-19 and its variants, the duration and full effects of which are still uncertain. In addition, policy changes by the U.S. Government, the U.S. Federal Reserve and/or foreign governments and political events within the U.S. and abroad may cause increased volatility in financial markets, affect investor and consumer confidence and adversely impact the broader financial markets and economy, perhaps suddenly and to a significant degree. Interest rates have been historically low in recent years in the U.S. and abroad, and central banks reduced interest rates further in an effort to combat the economic effects of the COVID-19 pandemic. However, the U.S. Federal Reserve has reduced its interventions and increased interest rates as the economy improved and inflation accelerated. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. The foregoing may adversely affect, among other things, the value and liquidity of a Fund’s investments, a Fund’s ability to satisfy redemption requests, a Fund’s financial and operational performance, and/or the value of your investment in a Fund.

G.    Subsequent Events:    In preparing these financial statements, management has evaluated the Funds’ related events and transactions that occurred subsequent to December 31, 2022 through the date the financial statements were issued and has determined that there were no significant subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of LKCM Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of LKCM Funds (the “Trust”) comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, LKCM Small-Mid Cap Equity Fund, and LKCM International Equity Fund, including the schedules of investments, as of December 31, 2022; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Trust as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the LKCM Funds	Financial Highlights
LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM Small-Mid Cap Equity Fund	For the years ended December 31, 2022, 2021, 2020, 2019 and 2018
LKCM International Equity Fund	For the year ended December 31, 2022, 2021, 2020 and the period from May 1, 2019 (commencement of operations) through December 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 28, 2023

We have served as the auditor of one or more LKCM Funds since 2007.

LKCM FUNDS
ADDITIONAL INFORMATION
December 31, 2022 (Unaudited)

Tax Information:    For the fiscal year ended December 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs & Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

LKCM Equity Fund	100.00%
LKCM Balanced Fund	100.00%
LKCM International Equity Fund	100.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022 was as follows:

LKCM Equity Fund	100.00%
LKCM Balanced Fund	100.00%

The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year ended December 31, 2022 as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

LKCM Balanced Fund	31.60%
LKCM Fixed Income Fund	99.79%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the fiscal year ended December 31, 2022 was as follows:

LKCM Small Cap Equity Fund	0.00%
LKCM Small-Mid Cap Equity Fund	0.00%
LKCM Equity Fund	0.00%

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Form Part F of Form N-PORT may also be obtained by calling toll-free 1-800-688-LKCM.

Information about the Fund’s Trustees and Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	7	None
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Chairman of the Board of Trustees Trustee	Since 2021 Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	7	None
Mauricio Rodriguez 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Trustee	Since 2021	Chair, Department of Finance, Neeley School of Business; Texas Christian University since 2002.	7	None

Interested Trustees
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	7	TXO Energy Partners, L.P.
Steven R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee	Since 2013	Principal, Luther King Capital Management Corporation from 2004 to 2021, Vice President and Portfolio Manager, Luther King Capital Management Corporation from 1996 to 2021.	7	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

Information about the Fund’s Trustees and Officers, Continued

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years
Principal Officers of the Trust
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management Corporation since 1986, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management Corporation since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer	Since 2010

General Counsel, Luther King Capital Management Corporation since 2006; Chief Compliance Officer, Luther King Capital Management Corporation from 2006-2022; Principal, Luther King Capital Management Corporation since 2013.

	Chief Compliance Officer	Since 2006

(1)	Each officer holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis is considered an “interested person” of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding this privacy notice or the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	Richard J. Howell Trustee	Richard Lenart Secretary & Treasurer

Paul W. Greenwell Vice President	Larry J. Lockwood Chairman of the Board of Trustees	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Steven R. Purvis, CFA Trustee	Mauricio Rodriguez Trustee

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202

LKCM Aquinas Catholic Equity Fund

Annual Report

December 31, 2022

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Catholic Equity Fund for indicated periods ended December 31, 2022:

Fund	Inception Date	NAV @ 12/31/22	Net Expense Ratio*,**	Gross Expense Ratio**	One Year Total Return Ended 12/31/22	Five Year Average Annualized Return Ended 12/31/22	Ten Year Average Annualized Return Ended 12/31/22	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Catholic Equity Fund(1)	07/11/2005	$15.05	1.00%	1.40%	-18.17%	9.00%	10.45%	7.99%
S&P 500® Index(2)					-18.11%	9.42%	12.56%	8.99%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. Returns would have been lower if Luther King Capital Management Corporation, the Funds’ investment adviser, had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund. The Fund imposes a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund to maintain an expense ratio of 1.00% per annum through May 1, 2023. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance, which is based on the net expense ratio, reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. LKCM waived management fees and/or reimbursed expenses for the Fund during the fiscal year ended December 31, 2022.

**	Expense ratios above are as reported in the Fund’s current prospectus dated May 1, 2022. Expense ratios reported for other periods in the financial highlights of this report may differ.
***

The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. The LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the LKCM Aquinas Catholic Equity Fund. The performance shown prior to August 1, 2016 is that of the LKCM Aquinas Value Fund.

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). Immediately after the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.

(2)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

Note: The Index defined above is not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

2022 Review

Following two tumultuous years, the global economy entered 2022 with what appeared to be new strength. Inflation was accelerating, but markets generally expected the Federal Reserve to raise its benchmark interest rate by a modest amount over the course of the year to help bring inflation down. The decision by Russia to invade Ukraine on February 24th sent shockwaves through global markets as the price of gold, wheat, crude oil, and natural gas soared. By the end of the first quarter of 2022 economic momentum was waning under the weight of the Ukrainian invasion, persistent inflation, and the emergence of the Omicron variant of the COVID-19 virus which closed the world’s largest container port in Shanghai, among other disruptive effects.

Gross Domestic Product (GDP) readings for the first half of 2022 to us suggested that the U.S. economy was either in a recession, or on the cusp of one. Real GDP declined at an annual rate of 1.6% and 0.6% in the first and second quarters of 2022, respectively. In contrast, the U.S. economy grew in the third quarter of 2022 as measured by real GDP, expanding at an annual rate of 3.2%, which appears driven by a narrowing trade deficit, an increase in consumer spending, and U.S. government outlays. There has only been one other episode in the post-World War II period in which two consecutive quarters of negative real GDP were not associated with a recession – the second and third quarters of 1947, as the U.S. economy was adjusting to the post war era. Employment expanded, and the unemployment rate averaged 3.6% in 1947, similar to the current tight labor market. The official recession dating organization, the National Bureau of Economic Research, has not yet labeled the first half of 2022 a recession and is unlikely to do so in our opinion because the period did not fully exhibit the breadth of economic softness typically associated with a recession. For example, in our view gross domestic income and robust job growth in the first half of 2022 were inconsistent with historical recessionary conditions.

In June 2022, inflation as measured by the Consumer Price Index reached a high of 9.1%, reminiscent of the late 1970s and early 1980s. Following a 0.25% interest rate hike in March 2022 and a 0.50% increase in May 2022, the Federal Reserve raised its benchmark interest rate by 0.75% in June 2022. Federal Reserve Chair Jerome Powell put it best in late June 2022 when he said, “I think we now understand

2

better how little we understand about inflation.” In the final nine months of 2022, the Federal Reserve raised its benchmark rate by 4.25%, the largest calendar year increase since 1973. We have twice witnessed more rapid tightening, and it did not end well for the economy in either instance. During the 1979-1980 period, the Volcker-led Federal Reserve increased its benchmark rate from 11.5% in October 1979 to 20.0% by March 1980, or 8.5% in just six months. Following a short period of easing, the Federal Reserve once again had to tighten monetary policy, moving its benchmark rate from 9.5% in August 1980 to 20.0% by that December. A recession ensued in both episodes, although this action appeared necessary to subdue double-digit inflation expectations at the time. This tightening process, though painful, ultimately set-up an extraordinary period of positive returns in both the equity and bond markets.

The Federal Reserve’s hawkish stance during 2022 had a profound impact on the bond market and the U.S. dollar. The 2-Year Treasury note, which is very sensitive to shifts in monetary policy, rose nearly 4.00% to a peak of 4.72% in early November 2022 before settling back to 4.43% at year-end. While inflation inherently erodes the purchasing power of a dollar, in nominal terms the U.S. dollar strengthened dramatically in 2022 versus its major trading partners. This strengthening resulted in an earnings headwind for U.S. multinational companies that generate significant international earnings. We believe this headwind should ease in the coming year, as central banks and governments around the world have increased interest rates and conducted foreign exchange interventions that we believe will increase the value of their own currencies relative to the U.S. dollar.

2022 was a bruising year for the capital markets. Stock and bond prices fell in unison as the Federal Reserve battled inflation. Long-dated bonds fared the worst with the price of the 30-Year Treasury bond falling 33.4%. The Standard & Poor’s 500 Index had its worst performance since 2008, declining 18.1%, with only two of the eleven sectors of the market, Energy and Utilities, finishing with positive returns. The equity market results were also very dramatic, with value stocks outperforming growth stocks by the second widest margin since 1979. The technology-laden NASDAQ Composite Index, which had dominated the stock market leadership since the market recovery began in May 2020, fell 32.5% in 2022.

2023 Outlook

We believe that the new year is likely to be worse for the U.S. economy, but better for the financial markets. In our view the economy continues to pass successive signposts that suggest that the ultimate destination is a recession. A deeply inverted yield curve, cascading leading economic indicators, and a sharp decline in housing activity have all historically portended a recession. We believe there are still some signposts potentially just over the horizon that would cement our recession outlook, including a meaningful increase in the low unemployment rate of 3.5%, which remains at half century lows.

We believe that much of what the U.S. economy will be digesting in the year ahead is the substantial monetary tightening that occurred in the last nine months of 2022. The time lag between changes in monetary policy and its impact on the real economy has historically been roughly one year. As a result, we believe the brunt of last year’s monetary tightening still lies ahead for the economy. Higher interest rates generally work through two primary channels. First, higher interest rates generally stifle areas of the economy that are most sensitive to changes in the cost of borrowing, such as housing, auto sales, and business capital spending. Second, declines in demand for goods in the interest rate sensitive parts of the economy generally result in lower wages for workers in those industries, and in some cases other workers lose their jobs entirely.

We believe the potential recession has been labeled the most anticipated recession in memory, but several factors appear to be delaying its onset. First, job openings remain elevated with 1.7 job openings per unemployed worker, nearly 50% higher than December 2019. The ability of workers to quickly find new employment opportunities generally pushes wages higher and keeps the unemployment rate lower. Second, after contracting for five sequential quarters, aggregate real disposable personal income rebounded in the second half of 2022. We believe it is highly unusual for real wages to decline when unemployment is this historically low. In our view, as inflation continues to fall, real wage growth should remain positive, even if nominal wage growth decelerates. Finally, it appears that U.S. households generally remain flush with savings, despite declines in the savings rates and increases in consumer credit balances.

If a recession does arrive in 2023, we believe that it will most likely be relatively mild. In our view, the characterization of a recession in 2023 would likely be an “earnings” recession rather than a “balance sheet” recession, which is an important distinction. The Great Financial Crisis that began in 2007 was a recession during which severe damage occurred to both household and business balance sheets. That adverse environment ultimately forced individuals and businesses to save more while consuming and investing less in order to deleverage. In our view, that period demonstrates the economy historically contracts more in balance sheet recessions and takes longer for growth to reemerge, in part because credit creation is slower to rebound. In contrast, we believe that earnings recessions are typically more shallow in nature as the economic damage is generally less pervasive.

We believe there is also a case for avoiding a recession in the coming year, but it will likely require the labor market, consumer spending, and the Federal Reserve to each strike the right balance in order to achieve an economic “soft landing.” In our view, the labor market is now the most important factor in shaping the Federal Reserve’s deliberations over interest rate policy in the coming year. The annual pace of consumer inflation, as measured by the Consumer Price Index, has fallen each month since its June 2022 peak of 9.1%. We believe the downward trajectory is partially attributable to deflation in the price of goods, helped by easing supply constraints and a shift in spending towards services. In addition, we believe the housing component of services is currently putting upward pressure on inflation. We believe that falling goods prices and a roll-over in shelter prices could push inflation lower still in the coming year. However, there is considerable risk that inflation readings settle uncomfortably short of the Federal Reserve’s stated 2.0% target. In our

3

view, narrowing this gap in inflation from the 4.0%-5.0% range to the Federal Reserve’s 2.0% target would require the upward pressure on services prices, other than housing, to significantly ease. Unfortunately, we believe that achieving this critical step will likely require bringing the supply and demand for labor back in balance.

We are more optimistic in our outlook for the financial markets than the economy. We believe the entire decline in the Standard & Poor’s 500 Index in 2022 was attributable to the compression of the Price/Earnings ratio, as corporate earnings likely expanded between 4.0%-5.0% for the year. It appears that the Price/Earnings ratio fell last year in response to higher interest rates, wider credit spreads, and recession fears. We believe the year ahead has the potential to be the inverse of 2022. We currently expect corporate earnings to decline in 2023, while the Price/Earnings ratio may ultimately expand as credit spreads begin to normalize. In our view, it is not unusual for the stock market to begin to move higher roughly a year before corporate earnings bottom. Finally, we believe it is historically rare for the Standard & Poor’s 500 Index to post consecutive years of negative returns. In the intervening seventy-seven years since the end of World War II, the market recorded negative returns in twenty-one of those years. In only three instances (1973-1974, 2000-2001, 2001-2002) has the market declined in successive years. Taken as a whole, we anticipate a more favorable market environment in 2023 as prices begin to discount future earnings on better outlooks for interest rates and credit spreads.

LKCM Aquinas Catholic Equity Fund

During the year ended December 31, 2022, the LKCM Aquinas Catholic Equity Fund returned -18.17% as compared to the -18.11% return for the Fund’s benchmark, the S&P 500® Index. During the year, the Fund’s relative performance benefited from its overweight position in the Energy sector and underweight position in the Communication Services sector, which was partially offset by the Fund’s underweight position in the Healthcare sector. The Fund’s relative performance also benefited from stock selection in the Consumer Discretionary sector, which was offset by stock selection decisions in the Healthcare, Energy and Information Technology sectors.

We continue to believe the companies held by the Fund are well positioned financially, with the ability to raise dividends and/or buy back meaningful shares of stock. Our investment strategy for the Fund focuses on investments in higher quality companies with sustainable competitive advantages and the potential for significant cash flow generation that can be returned to investors as appropriate based on reinvestment opportunities within their industries. We believe the Fund remains well-positioned for the upcoming year.

J. Luther King, Jr., CFA, CIC

January 9, 2023

4

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on page 9 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Investments in equity securities are subject to market risks and significant fluctuations in value. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These and other risks are discussed in the Fund’s summary and statutory prospectuses. Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Earnings growth is not a measure of future performance.

Price-earnings ratio is the ratio of a company’s share price to the company’s earnings per share.

Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

NASDAQ Composite Index is a market capitalization weighted index of more than 3,000 stocks listed on the Nasdaq stock exchange.

Yield curve is a line that plots yields (interest rates) of fixed income securities have equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity. An inverted yield curve signals that interest rates associated with fixed income securities with shorter maturities are higher than interest rates associated with fixed income securities with longer maturities.

Credit spreads are the percentage point difference between yields of various classes of fixed income securities, including corporate bonds, compared to U.S. Treasury bonds.

Must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, distributor.

5

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Aquinas Catholic Equity Fund as of December 31, 2022 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Large-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2022)(1)

	Past 1 Year	Past 5 Years(2)	Past 10 Years(2)	Since Inception(2)(3)
LKCM Aquinas Catholic Equity Fund	-18.17%	9.00%	10.45%	7.99%
S&P 500® Index	-18.11%	9.42%	12.56%	8.99%
Lipper Large-Cap Core Funds Index	-17.00%	8.25%	11.39%	8.13%
(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). At the time the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund (“Fund”) and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.

(2)	Annualized.
(3)

The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. As stated above, the LKCM Aquinas Growth Fund and LKCM Aquinas Small-Cap Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the Fund. The performance shown prior to August 1, 2016, is that of the LKCM Aquinas Value Fund.

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS CATHOLIC EQUITY FUND

(for the ten years ended December 31, 2022)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an unmanaged index generally considered representative of large cap core mutual funds tracked by Lipper, Inc.

6

LKCM Aquinas Catholic Equity Fund Expense Example — December 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/2022-12/31/2022).

ACTUAL EXPENSES

The third and fourth columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the fourth column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services), the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase, unless otherwise determined by the Fund in its discretion. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The fifth and sixth columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the fifth and sixth columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Fund’s Annualized Expense Ratio(1)	Beginning Account Value 07/01/2022	Actual		Hypothetical (5% return before expenses)
			Ending Account Value 12/31/2022	Expenses Paid During Period(1)	Ending Account Value 12/31/2022	Expenses Paid During Period(1)
LKCM Aquinas Catholic Equity Fund	1.00%	$1,000.00	$1,024.00	$5.10	$1,020.16	$5.09

(1)	Expenses are equal to the annualized net expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Catholic Equity Fund — December 31, 2022

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Catholic Equity Fund

8

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2022

COMMON STOCKS - 97.4%	Shares	Value
Aerospace & Defense - 3.0%
Honeywell International, Inc.	7,000	$1,500,100

Banks - 7.7%
Comerica, Inc.	15,000	1,002,750
Cullen/Frost Bankers, Inc.	4,000	534,800
Truist Financial Corp.	32,375	1,393,096
Zions Bancorp N.A.	19,000	934,040

		3,864,686

Beverages - 5.9%
Keurig Dr Pepper, Inc.	27,500	980,650
PepsiCo, Inc.	11,000	1,987,260

		2,967,910

Biotechnology - 1.0%
Neogen Corp. (a)	32,500	494,975

Chemicals - 10.0%
Air Products & Chemicals, Inc.	4,000	1,233,040
Corteva, Inc.	20,000	1,175,600
DuPont de Nemours, Inc.	10,000	686,300
Ecolab, Inc.	5,000	727,800
The Sherwin-Williams Co.	5,000	1,186,650

		5,009,390

Computers & Peripherals - 3.1%
Apple, Inc.	12,000	1,559,160

Construction Materials - 1.4%
Martin Marietta Materials, Inc.	2,000	675,940

Consumer Finance - 2.2%
American Express Company	7,500	1,108,125

Electronic Equipment & Instruments - 2.3%
Trimble, Inc. (a)	22,500	1,137,600

Electronic Equipment, Instruments & Components - 1.6%
Teledyne Technologies, Inc. (a)	2,000	799,820

Food Products - 2.4%
The Kraft Heinz Company	30,000	1,221,300

Health Care Equipment & Supplies - 3.0%
Alcon, Inc. (b)	2,500	171,375
Stryker Corp.	5,500	1,344,695

		1,516,070

Internet & Catalog Retail - 1.4%
Amazon.com, Inc. (a)	8,000	672,000

IT Consulting & Services - 2.3%
Broadridge Financial Solutions, Inc.	5,500	737,715
PayPal Holdings, Inc. (a)	5,700	405,954

		1,143,669

Machinery - 3.3%
Illinois Tool Works Inc.	2,500	550,750
Xylem, Inc.	10,000	1,105,700

		1,656,450

Marine - 2.1%
Kirby Corp. (a)	16,500	1,061,775

COMMON STOCKS	Shares	Value
Media & Entertainment - 3.5%
Alphabet, Inc. - Class A (a)	20,000	$1,764,600

Oil & Gas & Consumable Fuels - 13.2%
Chevron Corp.	6,500	1,166,685
Devon Energy Corp.	32,000	1,968,320
Diamondback Energy Inc.	5,000	683,900
Kinder Morgan, Inc.	60,000	1,084,800
Pioneer Natural Resources Co.	7,500	1,712,925

		6,616,630

Pharmaceuticals - 2.9%
Zoetis, Inc.	10,000	1,465,500

Professional Services - 2.3%
Verisk Analytics, Inc.	6,500	1,146,730

Software - 12.8%
Adobe, Inc. (a)	3,700	1,245,161
Microsoft Corp.	7,500	1,798,650
Oracle Corp.	20,000	1,634,800
Roper Technologies, Inc.	4,000	1,728,360

		6,406,971

Software & Services - 2.1%
Akamai Technologies, Inc. (a)	12,500	1,053,750

Specialty Retail - 7.3%
Academy Sports & Outdoors, Inc.	22,500	1,182,150
The Home Depot, Inc.	4,000	1,263,440
Leslie’s, Inc. (a)	60,000	732,600
Petco Health & Wellness Co, Inc. (a)	50,000	474,000

		3,652,190

Textiles, Apparel & Luxury Goods - 0.6%
Tapestry, Inc.	7,500	285,600

TOTAL COMMON STOCKS
(Cost $26,228,303)		48,780,941

SHORT-TERM INVESTMENT - 2.7%
Money Market Fund - 2.7%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 4.21% (c)	1,360,448	1,360,448

TOTAL SHORT-TERM INVESTMENT
(Cost $1,360,448)		1,360,448

Total Investments - 100.1%		50,141,389
(Cost $27,588,751)
Liabilities in Excess of Other Assets - (0.1)%		(58,023)

TOTAL NET ASSETS - 100.0%		$50,083,366

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the Fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022

LKCM Aquinas Catholic Equity Fund

Assets
Investments, at value*	$50,141,389
Dividends and interest receivable	50,275
Receivable for Fund shares sold	944
Prepaid expenses and other assets	20,225

Total assets	50,212,833

Liabilities
Due to custodian	89
Payable for investment advisory fees (Note B)	57,508
Payable for distribution expense (Note B)	26,355
Payable for administrative fees	9,542
Payable for accounting and transfer agent fees and expenses	12,665
Payable for professional fees	10,816
Payable for custody fees and expenses	987
Payable for reports to shareholders	6,692
Payable for trustees’ fees and officer compensation (Note B)	434
Payable for Fund Shares redeemed	3,975
Accrued expenses and other liabilities	404

Total liabilities	129,467

Net assets	$50,083,366

Net assets consist of:
Paid-in capital	$27,525,295
Total distributable earnings	22,558,071

Net assets	$50,083,366

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	3,327,771
Net asset value per share (offering and redemption price)	$15.05

* Cost of Investments	$27,588,751

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022

LKCM Aquinas Catholic Equity Fund

Investment Income:
Dividends	$1,055,450
Interest	37,401

Total investment income	1,092,851

Expenses:
Investment advisory fees (Note B)	487,129
Administrative fees	55,973
Accounting and transfer agent fees and expenses	80,706
Distribution expense (Note B)	54,125
Professional fees	27,992
Trustees’ fees and officer compensation (Note B)	31,202
Federal and state registration	22,412
Custody fees and expenses	6,621
Reports to shareholders	16,311
Other	609

Total expenses	783,080
Less, expense waiver and/or reimbursement (Note B)	(241,826)

Net expenses	541,254

Net investment income (loss)	551,597

Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	$2,618,670
Net change in unrealized depreciation on:
Investments	(14,534,879)

Net Realized and Unrealized Loss	(11,916,209)

Net Decrease in Net Assets Resulting from Operations	$(11,364,612)

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

LKCM Aquinas Catholic Equity Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income	$551,597	$147,922
Net realized gain on investments	2,618,670	6,253,404
Net change in unrealized appreciation (depreciation) on investments	(14,534,879)	6,910,981

Net increase (decrease) in net assets resulting from operations	(11,364,612)	13,312,307

Distributions to Shareholders	(2,866,839)	(7,216,137)

Net increase (decrease) in net assets from Fund share transactions (Note C)	398,809	3,957,949

Total increase (decrease) in net assets	(13,832,642)	10,054,119

Net Assets:
Beginning of period	63,916,008	53,861,889

End of period	$50,083,366	$63,916,008

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Catholic Equity Fund

	Year Ended December 31,

	2022	2021	2020	2019	2018
Net Asset Value – Beginning of Period	$19.52	$17.53	$15.06	$12.80	$17.19

Net investment income(1)	0.17	0.05	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments	(3.72)	4.40	3.59	3.92	(1.46)

Total from investment operations	(3.55)	4.45	3.65	3.99	(1.40)

Distributions from net investment income	(0.18)	(0.05)	(0.06)	(0.08)	(0.07)
Distributions from net realized gains	(0.74)	(2.41)	(1.12)	(1.65)	(2.92)

Total dividends and distributions	(0.92)	(2.46)	(1.18)	(1.73)	(2.99)

Net Asset Value – End of Period	$15.05	$19.52	$17.53	$15.06	$12.80

Total Return	-18.17%	25.34%	24.28%	31.16%	-7.96%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$50,083	$63,916	$53,862	$47,408	$45,332
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.45%	1.40%	1.48%	1.51%	1.44%
After expense waiver and/or reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	0.57%	(0.15)%	(0.12)%	(0.05)%	(0.12)%
After expense waiver and/or reimbursement	1.02%	0.25%	0.36%	0.46%	0.32%
Portfolio turnover rate	23%	18%	17%	12%	14%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

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LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2022

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of seven diversified series as of December 31, 2022, one of which is presented herein: the LKCM Aquinas Catholic Equity Fund (the “Fund”). On July 11, 2005, the LKCM Aquinas Funds acquired the assets and assumed the liabilities of the Aquinas Funds. Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund, which changed its name immediately thereafter to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund is subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by the Fund in its discretion.

The LKCM Aquinas Catholic Equity Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Catholic Equity Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies the Adviser believes have attractive relative valuations.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investment Guidelines (the “Guidelines”). The Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. equity securities and listed U.S. equity securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Futures and options on futures are valued at the settlement prices established each day on the principal exchange on which they are traded. Forward contracts are valued based on the forward rate using information provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available are valued in good faith at fair value. Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act of 1940, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available” for purposes of the Investment Company Act of 1940, the threshold for determining whether the Fund must fair value a security. The Valuation Rule permits the Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Adviser as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule. The Adviser may value securities at fair value in good faith pursuant to the Adviser’s and the Fund’s procedures. The Adviser may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect

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the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2022, the Fund’s assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$48,780,941	$—	$—	$48,780,941
Short-Term Investment	1,360,448	—	—	1,360,448

Total Investments*	$50,141,389	$—	$—	$50,141,389

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

2.    Federal Income Taxes:    The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code and the Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The Fund generally intends to declare and pay income dividends and distribute net capital gain, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds in the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share.

Accordingly, at December 31, 2022, reclassifications were recorded as follows for the Fund:

Paid-in capital	$191,603
Total distributable earnings	(191,603)

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10.    Restricted and Illiquid Securities:    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Fund to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days or less in the ordinary course of business without the sale or disposition significantly changing the market value of the investment. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Fund under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rate presented below as applied to the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund through May 1, 2023 in order to limit the Fund’s operating expenses to the annual cap rate presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses.

For the fiscal year ended December 31, 2022, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations:

LKCM Aquinas Catholic Equity Fund
Annual Management Fee Rate	0.90%
Annual Cap on Expenses	1.00%
Fees Waived and/or Expenses Reimbursed in 2022	$241,826

The Trust reimburses the Adviser for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees fees and officer compensation” expense on the Statement of Operations.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Fund and serves as accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC (“Quasar”), the Trust’s principal underwriter.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 for the Fund, under which the Fund may pay an annualized fee of up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized an annual fee of 0.10% of the average daily net assets for the Fund. Prior to August 1, 2016, the Fund assessed an annual Rule 12b-1 fee of 0.25% of the average daily net assets for the Fund. For the year ended December 31, 2022, fees incurred by the Fund pursuant to the 12b-1 Plan were $54,125.

C.    Fund Shares:    At December 31, 2022, there was an unlimited number of shares of beneficial interest, no par value, authorized for the Fund. The following table summarizes the activity in shares of the Fund:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	178,465	$2,978,029	147,648	$2,968,608
Shares issued to shareholders in reinvestment of distributions	183,638	2,725,191	347,962	6,820,061
Shares redeemed	(308,056)	(5,304,853)	(293,618)	(5,830,731)
Redemption fee		442		11

Net increase	54,047	$398,809	201,993	$3,957,949

Shares Outstanding:
Beginning of period	3,273,724		3,071,731

End of period	3,327,771		3,273,724

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the Fund for the year ended December 31, 2022 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$12,027,954	$—	$15,337,091

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E.    Tax Information:    At December 31, 2022, the components of accumulated earnings (losses) on a tax basis for the Fund were as follows:

Tax cost	$27,588,751

Gross unrealized appreciation	$22,817,594
Gross unrealized depreciation	(264,956)

Net unrealized appreciation	$22,552,638

Undistributed ordinary income	5,433
Undistributed long-term capital gain	—

Distributable earnings	$5,433

Other accumulated losses	—

Total distributable earnings	$22,558,071

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2022, the Fund had no capital loss carryforwards.

The tax components of dividends paid during the periods shown below for the Fund were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Aquinas Catholic Equity Fund	$551,601	$2,315,238	$147,922	$7,068,215

The Fund designated earnings and profits distributed to shareholders upon the redemption of shares during 2022 and 2021 in determining undistributed net capital gains as of December 31, 2022 and 2021, respectively.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2019 through December 31, 2022. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2022. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Fund would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Other Matters:    Investing in the Funds involves risks and the potential loss of all or a portion of your investment. Each Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors that affect markets in general, including geopolitical, regulatory, market and economic developments and other developments that impact specific economic sectors, industries, companies and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in a Fund. Geopolitical and other events, including war, such as the current war between Russia and Ukraine, tensions and other conflicts between nations, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed income markets. Russia’s military invasion of Ukraine, the responses and sanctions by the United States and other countries, and the potential for wider conflict, have had and continue to have severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. Other events that have led to recent market disruptions and turbulence include the pandemic spread of the novel coronavirus known as COVID-19 and its variants, the duration and full effects of which are still uncertain. In addition, policy changes by the U.S. Government, the U.S. Federal Reserve and/or foreign governments and political events within the U.S. and abroad may cause increased volatility in financial markets, affect investor and consumer confidence and adversely impact the broader financial markets and economy, perhaps suddenly and to a significant degree. Interest rates have been historically low in recent years in the U.S. and abroad, and central banks reduced interest rates further in an effort to combat the economic effects of the COVID-19 pandemic. However, the U.S. Federal Reserve has reduced its interventions and increased interest rates as the economy improved and inflation accelerated. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. The foregoing may adversely affect, among other things, the value and liquidity of a Fund’s investments, a Fund’s ability to satisfy redemption requests, a Fund’s financial and operational performance, and/or the value of your investment in a Fund.

G.    Subsequent Events:    In preparing these financial statements, management has evaluated the Fund’s related events and transactions that occurred subsequent to December 31, 2022 through the date the financial statements were issued and has determined that there were no significant subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of LKCM Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LKCM Aquinas Catholic Equity Fund, one of the funds constituting the LKCM Funds (the “Trust”), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of LKCM Aquinas Catholic Equity Fund of the Trust as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 28, 2023

We have served as the auditor of one or more LKCM Funds since 2007.

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LKCM AQUINAS CATHOLIC EQUITY FUND
ADDITIONAL INFORMATION
December 31, 2022

Tax Information:    For the fiscal year ended December 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs & Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2022 was 100.00%.

Availability of Proxy Voting Information:    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Fund toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Fund’s Part F of Form N-PORT may also be obtained by calling toll-free 1-800-423-6369.

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Information about the Fund’s Trustees and Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-800-423-6369.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	7	None
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Chairman of the Board of Trustees Trustee	Since 2021 Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	7	None
Mauricio Rodriguez 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Trustee	Since 2021	Chair, Department of Finance, Neeley School of Business; Texas Christian University since 2002.	7	None
Interested Trustees
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	7	TXO Energy Partners, L.P.
Steven R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee	Since 2013	Principal, Luther King Capital Management Corporation from 2004 to 2021, Vice President and Portfolio Manager, Luther King Capital Management Corporation from 1996 to 2021.	7	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are considered an “interested person” of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

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Information about the Fund’s Trustees and Officers, Continued
Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years
Principal Officers of the Trust
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management Corporation since 1986, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management Corporation since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	General Counsel, Luther King Capital Management Corporation since 2006; Chief Compliance Officer, Luther King Capital Management Corporation from 2006-2022; Principal, Luther King Capital Management Corporation since 2013.

(1)	Each officer holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are considered an “interested person” of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

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LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding this privacy notice or the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	Richard J. Howell Trustee	Richard Lenart Secretary & Treasurer

Paul W. Greenwell Vice President	Larry J. Lockwood Chairman of the Board of Trustees	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Steven R. Purvis, CFA Trustee	Mauricio Rodriguez Trustee

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 111 East Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard J. Howell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$167,450	$156,500
Audit-Related Fees	—	—
Tax Fees	36,720	34,320
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

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The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/22	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	$36,720	$34,320
Registrant’s Investment Adviser	—	—

The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The Registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The Registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LKCM Funds

By:	/s/ J. Luther King, Jr.
J. Luther King, Jr.,
President

Date:	3/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. Luther King, Jr.
J. Luther King, Jr.,
President

Date:	3/7/2023

By:	/s/ Jacob D. Smith
Jacob D. Smith,
Chief Financial Officer

Date:	3/7/2023

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